Prospectus

EntrepreneurShares Series Trust™

EntrepreneurShares Series Trust ("Trust") is a registered investment company consisting of separate investment portfolios called "Funds." This Prospectus relates solely to the following Funds (the "Funds"):

Name	Ticker Symbol

ERShares Entrepreneur 30 ETF	ENTR

ERShares Non-US Small Cap ETF	ERSX

The Funds are exchange-traded funds. This means that shares of the Funds are listed on the New York Stock Exchange Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices. The market price for each of the Fund's shares may be different from its net asset value ("NAV") per share.

October 28, 2020

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.entrepreneurshares.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling 1-877-271-8811 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports will apply to all of the Funds in the EntrepreneurShares fund family.

ERShares Entrepreneur 30 ETF	1
Investment Objective	1
Fees and Expenses of the Fund	1
Example	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks of Investing in the Fund	3
Performance	5
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ERShares Non-US Small Cap ETF	8
Investment Objective	8
Fees and Expenses of the Fund	8
Example	8
Portfolio Turnover	8
Principal Investment Strategies	9
Principal Risks of Investing in the Fund	10
Performance	15
Management	16
Purchase and Sale of Fund Shares	16
Tax Information	17
Payments to Broker-Dealers and Other Financial Intermediaries	17
OVERVIEW	17
ADDITIONAL DESCRIPTION OF THE PRINCIPAL STRATEGIES AND RISKS OF THE FUNDS	17
CONTINUOUS OFFERING	23
CREATION AND REDEMPTION OF CREATION UNITS	24
BUYING AND SELLING SHARES IN THE SECONDARY MARKET	27
MANAGEMENT	28
OTHER SERVICE PROVIDERS	29
FREQUENT TRADING	30
DETERMINATION OF NET ASSET VALUE (NAV)	30
DIVIDENDS, DISTRIBUTIONS AND TAXES	31
TRANSACTION FEES	34
CODE OF ETHICS	35
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS	35
PERFORMANCE OF ENTREPRENEUR 30 INDEX AND ENTREPRENEUR NON-US SMALL CAP INDEX	35
PREMIUM/DISCOUNT & OTHER INFORMATION	35
FINANCIAL HIGHLIGHTS OF ERSHARES ENTREPRENEUR 30 ETF AND ERSHARES NON-US SMALL CAP ETF	38

ERShares Entrepreneur 30 ETF

Investment Objective

The ERShares Entrepreneur 30 ETF (the "Fund" in this Summary and other ERShares Entrepreneur 30 ETF specific sections and the "Entrepreneur 30 ETF" elsewhere in this Prospectus) is an exchange-traded fund that seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Entrepreneur 30 Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (in this summary, "Shares"). Most investors will incur brokerage commissions when buying or selling Shares, which are not reflected in the table set forth below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)       The management fee is structured as a "unified fee," out of which the Fund's advisor pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example

This example (the "Example") is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Entrepreneur 30 Index (the "Index" in this Summary or the "Entrepreneur 30 Index"). The Entrepreneur 30 Index was developed by, and is maintained by, EntrepreneurShares, LLC, an affiliate of Capital Impact Advisors, LLC (the "Advisor"), and is licensed exclusively to the Advisor for use as an investment strategy. The Index comprises 30 United States ("U.S.") Companies with the highest market capitalizations and composite scores based on six criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur 30 Index.

The Entrepreneur 30 Index represents price appreciation and total return, and assumes dividends have been reinvested into the Index. The Index uses primary market prices based in U.S. dollars ("USD").

The Entrepreneur 30 Index is constructed using a rules-based methodology by selecting equity securities from a pool of companies whose securities trade on NASDAQ, the New York Stock Exchange or another major exchange in the U.S., and have a market capitalization that exceeds $1,000,000,000 USD (the "Index Universe"). The Fund invests in domestic U.S. equity securities, but such securities may include domestic equity securities of foreign issuers, including indirect investments such as American Depositary Receipts ("ADRs") or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers traded on a U.S. exchange.

The Entrepreneur 30 Index selects companies from the Index Universe using six factors described below. The six factors, which are sometimes referred to as the entrepreneurial standards, are: (1) Management – which requires that set factors regarding a company's management must be met for a company to be included in the Index, including, among other things, that the turnover among the top five executives within a company as compared to other companies in the Index Universe must be met for the company to be included. (2) Compensation – which requires that set factors such as annual compensation, salary, bonus, stock options and other compensation criteria be met for a company to be included in the Index, including, among other things, that the executive compensation among the top five executives of a company relative to comparable executives in similar companies in the Index Universe must be met for the company to be included. (3) Revenue – which requires that a company meet predetermined criteria regarding revenue over a static threshold to be included in the Index, including, among other things, that the amount and growth of revenue of a company as compared to predetermined benchmarks must be met for the company to be included. (4) Ownership – which requires that a company meet predetermined criteria regarding ownership among all key investors and stakeholders to be included in the Index, including, among other things, that the absolute and relative ownership levels of the top ten stakeholders of company as compared to predetermined benchmarks must be met for the company to be included. (5) Profitability – which requires that a company meet predetermined criteria regarding net income over a static threshold to be included in the Index, including, among other things, that the net income of a company as compared to predetermined benchmarks must be met for the company to be included. (6) Company Statistics – which requires that a company meet predetermined criteria regarding the corporate structure, and other company statistics, to be included in the Index, including, among other things, that a company must have certain set characteristics within its corporate structure, as compared to other companies in Index Universe, to be included in the Index. Companies are not eligible to enter the Index until one year after their initial public offering or spin-off.

To construct the Entrepreneur 30 Index, each constituent in the Index Universe that meets all six of the entrepreneurial standards is ranked by its market capitalization, with the 30 largest companies by market capitalization being selected to be in the index.

As of September 30, 2020, the Index Universe consisted of 30 component securities. The Entrepreneur 30 Index is rebalanced and reconstituted on a quarterly basis (following the close of trading on the second Friday in March, June, September and December)

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The Fund's intention is to replicate the constituent securities of the Entrepreneur 30 Index as closely as possible, and the Advisor uses a "passive" or indexing approach to try to achieve the Fund's investment objective. So, the adverse financial situation of a company will not result in its elimination from the Fund's portfolio unless the company is removed from the Entrepreneur 30 Index. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a "representative sampling" strategy whereby the Fund would hold a significant number of the component securities of the Entrepreneur 30 Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund expects that over time, if it has sufficient assets, the correlation between the Fund's performance, before fees and expenses, and that of the Entrepreneur 30 Index will be 0.95 or better. A perfect correlation of 1.0 is unlikely as the Fund incurs operating and trading expenses unlike the Entrepreneur 30 Index.

The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is subject to principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. These risks include:

•	Absence of Prior Active Market Risk:

Although the Shares are approved for listing on the NYSE Arca, there can be no assurance that an active trading market will develop and be maintained for the Shares. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

•	Index Risk:

The performance of the Entrepreneur 30 Index and the Fund may deviate from that of the market the Entrepreneur 30 Index seeks to track due to changes that are reflected in the market more quickly than the Entrepreneur 30 Index. The Entrepreneur 30 Index is rebalanced and reconstituted on a quarterly basis.

•	Index Tracking Risk:

The Fund's return may not match the return of the Entrepreneur 30 Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Entrepreneur 30 Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund's portfolio and those included in the Entrepreneur 30 Index, pricing differences, transaction costs, the Fund's holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Entrepreneur 30 Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.

•	Indexing and Passive Investment Risk:

The Advisor uses a passive indexing strategy — either replication or representative sampling — to manage the Fund. The Fund invests in the securities included in, or representative of, the Entrepreneur 30 Index regardless of their investment merit. The Fund is not actively managed. Therefore, unless a specific security is removed from the Entrepreneur 30 Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Entrepreneur 30 Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Entrepreneur 30 Index, the Fund may be forced to sell such

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security at an inopportune time or for a price other than the security's current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Shares will decline, more or less, in correspondence with any decline in value of the Entrepreneur 30 Index. The Entrepreneur 30 Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted. Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

•	Large Shareholder Risk:

The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to transfer portfolio securities in connection with the redemption of Creation Units at times when it would not otherwise do so, which may negatively impact the Fund. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

•	Common Stock Risk:

Common stock prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

•	Market and Geopolitical Risk:

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

•	Concentration Risk:

To the extent that the Entrepreneur 30 Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

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•	American Depositary Receipts:

Sponsored and unsponsored ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. The Fund invests only in sponsored ADRs. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country's currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

•	Early Closing Risk:

An unanticipated early closing of the NYSE Arca may result in a shareholder's inability to buy or sell Shares on that day in the Secondary Market, although non-institutional investors may still be able to redeem their Shares directly to the Fund and institutional investors may redeem through Authorized Participants.

•	Exchange-Traded Fund Risk:

The Fund's Shares may trade at a premium or discount to their NAV. Also, an active market for the Fund's Shares may not develop and market trading may be halted if trading in one or more of the Fund's underlying securities is halted.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information is available on the Fund's website at https://entrepreneurshares.com/.

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During the period shown in the bar chart, the highest return for a quarter was 21.67% (quarter ended March 31, 2019), and the lowest return for a quarter was (22.13)% (quarter ended December 31, 2018).

The Fund's year-to-date return as of September 30, 2020 was 34.88%

	Average Annual Total Return Table

	(for the periods ended December 31, 2019)
	1 Year	Since Inception (11/7/17)
ERShares Entrepreneur 30 ETF
Returns before taxes	31.67%	12.18%
Returns after taxes on distributions(1)	31.64%	11.46%
Returns after taxes on distributions and sales of Fund Shares(1)	18.76%	9.09%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses or taxes)	36.39%	16.35%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with the higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in the index.

Management

Advisor

Capital Impact Advisors, LLC is the Fund's advisor.

Portfolio Manager

Dr. Joel M. Shulman has served as the Fund’s portfolio manager since the Fund’s inception in November 2017. Mr. Shulman is responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers, referred to as Authorized Participants) only in large blocks of at least 50,000 Shares known as "Creation Units." The Fund may issue Shares in less than Creation Unit size to investors participating in the Fund's Distribution Reinvestment Program (described herein). Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Entrepreneur 30 Index. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund's Shares are listed on the NYSE Arca. The price of the Fund's Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, each Fund's Shares are not redeemable securities.

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The NAV of the Fund is expected to be determined as of the close of the regular trading session on the NYSE Arca (ordinarily 4:00 p.m. Eastern Time ("ET")) ("Closing Time") on each day that the NYSE Arca is open. The Fund will sell and redeem Creation Units only on each day that the NYSE Arca and the Trust are open for business and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Business Day").

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ERShares Non-US Small Cap ETF

Investment Objective

The ERShares Non-US Small Cap ETF (the "Fund" in this Summary and other ERShares Non-US Small Cap ETF specific sections and the "Non-US Small Cap ETF" elsewhere in this Prospectus) is an exchange-traded Fund that seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Entrepreneur Non-US Small Cap Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (in this Summary, "Shares"). Most investors will incur brokerage commissions when buying or selling Shares, which are not reflected in the table set forth below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)    The management fee is structured as a "unified fee," out of which the Fund's advisor pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example

This example (the "Example") is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Entrepreneur Non-US Small Cap Index (the "Index" in this Summary or the "Entrepreneur Non-US Small Cap Index"). The Entrepreneur Non-US Small Cap Index is market capitalization weighted index that was developed by, and is maintained by, EntrepreneurShares, LLC, an affiliate of Capital Impact Advisors, LLC (the "Advisor"), and is licensed exclusively to the Advisor for use as an investment strategy. The Index comprises 50 non-U.S. companies from around the world with market capitalizations between $300 million and $5 billion USD, that have the highest rank based on the six investment style factors discussed below. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur Non-US Small Cap Index.

The performance of the Entrepreneur Non-US Small Cap Index reflects the price appreciation of the securities in the Index, which is the total appreciation realized in the securities over the time they are in the Index, and the total return, which is capital appreciation and investment income related the securities in the Index, and assumes dividends have been reinvested into the Index. The Index uses primary market prices converted into USD at that day's exchange rate.

The Entrepreneur Non-US Small Cap Index is constructed using a rules-based methodology that purchases equity securities of non-U.S. companies, as discussed below, with a market capitalization between $300 million and $5 billion USD (the "Index Universe"). Non-U.S. companies are issuers tied economically to countries other than the U.S. The equity securities (including common stocks, preferred stocks, convertible preferred stocks, and warrants) of non-U.S. companies that are part of the Index Universe include equity securities of such companies that trade on major Global exchanges, and indirect investments such as American Depositary Receipts (ADRs) (sponsored only) and Global Depositary Receipts (GDRs) (sponsored only). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the U.S. GDRs may be offered privately in the U.S. and also traded in public or private markets in other countries.

The Entrepreneur Non-US Small Cap Index ranks the non-U.S. companies in the Index Universe by assigning to them percentile weights for each of the six investment style factors, described below, with greater weighting given to the compensation and ownership investment style factors. After the top 50 non-U.S. companies are identified from the Index Universe, these companies will comprise the Entrepreneur Non-US Small Cap Index, subject to selecting the next highest scoring company in the event the top fifty would result in the Fund having more than 30% of its portfolio invested in emerging market countries, as discussed below, more than 15% in any one country, or more than 35% in any one sector.

The Fund may invest in non-U.S. securities of issuers tied economically to countries with developing (or "emerging market") economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Fund, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. With regard to the maximum percentage limitation on investments in emerging market securities, the Fund calculates those limitations by defining "emerging market securities" as securities issued by companies located in emerging market countries.

The six investment style factors, which are sometimes referred to as the entrepreneurial standards, are: (1) Compensation, which ranks companies in the Index Universe based on how their annual compensation, salary, bonus, stock options and other compensation criteria compare to other companies in the Index Universe. For example, a company with executive compensation among its top five executives that is relatively lower than that of the other companies in the Index Universe will receive a higher weighting. (2) Ownership, which ranks companies in the Index Universe based on how much ownership of such companies is held among all key investors and stakeholders. For example, a company with ownership levels among its top ten stakeholders that is higher than that of other companies in the Index Universe will receive a higher weighting. (3) Management, which ranks companies in the Index Universe based on how the professional title and

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overall duration of their management compare to other companies in the Index Universe. For example, a company with lower turnover among its top five executives than other companies in the Index Universe will receive a higher weighting. (4) Revenue, which ranks companies in the Index Universe based on how their revenue over a static threshold compares to other companies in the Index Universe. For example, a company whose revenue and growth of revenue, as compared to predetermined benchmarks, is higher than that of the other companies in the Index Universe will receive a higher weighting. (5) Profitability, which ranks companies in the Index Universe based on how their net income over a static threshold compare to other companies in the Index Universe. For example, a company whose net income, as compared to predetermined benchmarks, is higher than that of the other companies in the Index Universe will receive a higher weighting. (6) Company Statistics, which ranks companies in the Index Universe based on how their corporate structure, and other company statistics, compare to those of other companies in the Index Universe. For example, a company whose corporate structure, based on predetermined standards, more closely matches such standards when compared to other companies in the Index Universe will receive a higher weighting.

As of September 1, 2020, the Index Universe consisted of 51 component securities. The Entrepreneur Non-US Small Cap Index is rebalanced and reconstituted on a quarterly basis (following the close of trading on the second Friday in March, June, September and December). The Fund will rebalance quarterly around the same time the Index is rebalanced.

To the extent that the Entrepreneur Non-US Small Cap Index is concentrated in a particular industry, the Fund also will be concentrated in that industry, which may expose the Fund to a greater risk of loss than if its investments were diversified across different industry sectors. It is not anticipated that the Fund will be concentrated upon launch.

The Fund's intention is to replicate the constituent securities of the Entrepreneur Non-US Small Cap Index as closely as possible, and the Advisor uses a "passive" or indexing approach to try to achieve the Fund's investment objective. So, the adverse financial situation of a company will not result in its elimination from the Fund's portfolio unless the company is removed from the Entrepreneur Non-US Small Cap Index. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a "representative sampling" strategy whereby the Fund would hold a significant number of the component securities of the Entrepreneur Non-US Small Cap Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund expects that over time, if it has sufficient assets, the correlation between the Fund's performance, before fees and expenses, and that of the Entrepreneur Non-US Small Cap Index will be 0.95 or better. A perfect correlation of 1.0 is unlikely as the Fund incurs operating and trading expenses unlike the Entrepreneur Non-US Small Cap Index.

The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund. So, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is subject to principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. These risks include:

•	Absence of Prior Active Market Risk:

Although the Shares are approved for listing on the NYSE Arca, there can be no assurance that an active trading market will develop and be maintained for the Shares. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

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•	Index Risk:

The performance of the Entrepreneur Non-US Small Cap Index and the Fund may deviate from that of the market the Entrepreneur Non-US Small Cap Index seeks to track due to changes that are reflected in the market more quickly than the Entrepreneur Non-US Small Cap Index. The Entrepreneur Non-US Small Cap Index is rebalanced and reconstituted on a quarterly basis.

•	Index Tracking Risk:

The Fund's return may not match the return of the Entrepreneur Non-US Small Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Entrepreneur Non-US Small Cap Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund's portfolio and those included in the Entrepreneur Non-US Small Cap Index, pricing differences, transaction costs, the Fund's holding of uninvested cash, differences in the timing of the accrual of dividends or interest, gains or losses, changes to the Entrepreneur Non-US Small Cap Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.

•	Indexing and Passive Investment Risk:

The Advisor uses a passive indexing strategy — either replication or representative sampling — to manage the Fund. The Fund invests in the securities included in, or representative of, the Entrepreneur Non-US Small Cap Index regardless of their investment merit. The Fund is not actively managed. Therefore, unless a specific security is removed from the Entrepreneur Non-US Small Cap Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Entrepreneur Non-US Small Cap Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Entrepreneur Non-US Small Cap Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security's current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Shares will decline, more or less, in correspondence with any decline in value of the Entrepreneur Non-US Small Cap Index. The Entrepreneur Non-US Small Cap Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted. Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

•	Large Shareholder Risk:

The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to transfer portfolio securities in connection with the redemption of Creation Units at times when it would not otherwise do so, which may negatively impact the Fund. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

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•	Common Stock Risk:

Common stock prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

•	Small and Medium Sized Companies Risk:

The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

•	Market and Geopolitical Risk:

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

•	Foreign Securities Risk:

The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks that are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

•	Emerging Markets Risk:

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the U.S. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced

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mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

•	Concentration Risk:

To the extent that the Entrepreneur Non-US Small Cap Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•	American Depositary Receipts:

Sponsored and unsponsored ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. The Fund invests only in sponsored ADRs. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country's currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

•	Early Closing Risk:

An unanticipated early closing of the NYSE Arca may result in a shareholder's inability to buy or sell Shares on that day in the Secondary Market, although non-institutional investors may still be able to redeem their Shares directly to the Fund and institutional investors may redeem through Authorized Participants.

•	Exchange-Traded Fund Risk:

The Fund's Shares may trade at a premium or discount to their NAV. Also, an active market for the Fund's Shares may not develop and market trading may be halted if trading in one or more of the Fund's underlying securities is halted.

•	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk:

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may

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be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for Shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in Shares of a Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of a Fund's Shares and the value of its underlying securities. If the securities in the Fund's portfolio are traded outside a collateralized system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund's shares.

•	Asset Class Risk:

The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

•	Issuer Risk:

The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

•	Trading Price Risk:

Shares of the Fund may trade on the NYSE Arca above or below (i.e., at a premium or discount to) their NAV. In addition, although the Fund's Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all. In stressed market conditions, the market for a Fund's Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Fund's shares and the underlying value of such Fund's portfolio holdings. The market price of the Fund's Shares may deviate from the value of such Fund's underlying holdings, particularly during times of market stress, so, as a result, investors in the Fund may receive significantly more or significantly less than the value of its underlying securities.

Where the securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market), resulting in premiums or discounts to the Fund's net asset value that may be greater than those experienced by other ETFs.

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The NAV of the Fund's Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund's NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at, or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Entrepreneur Non-US Small Cap Index an Index trading at any point in time. The market prices of Shares may deviate significantly from the Fund's NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund's NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Performance

During the period shown in the bar chart, the highest return for a quarter was 8.44% (quarter ended December 31, 2019), and the lowest return for a quarter was (3.92)% (quarter ended September 30, 2019).

The Fund's year-to-date return as of September 30, 2020 was 10.28%.

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	Average Annual Total Return Table

	(for the periods ended December 31, 2019)
	1 Year	Since Inception (11/7/17)
ERShares Non-US Small Cap ETF
Returns before taxes	14.77%	16.71%
Returns after taxes on distributions(1)	14.29%	16.23%
Returns after taxes on distributions and sales of Fund Shares(1)	8.98%	12.68%
FTSE Global ex US Small Cap Index(2)
(reflects no deduction for fees, expenses or taxes)	21.72%	23.96%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
(2)	The FTSE Global ex US Small Cap Index is a market capitalization weighted index comprising small cap constituents in Developed and Emerging markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which captures 98% of the world’s investable market capitalization. An investor cannot invest directly in the index.

Management

Advisor

Capital Impact Advisors, LLC is the Fund's advisor.

Portfolio Manager

Dr. Joel M. Shulman has served as the Fund’s portfolio manager since the Fund’s inception in December 2018. Mr. Shulman is responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers, referred to as Authorized Participants) only in large blocks of at least 50,000 Shares known as "Creation Units." The Fund may issue Shares in less than Creation Unit size to investors participating in the Fund's Distribution Reinvestment Program (described herein). Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Entrepreneur Non-US Small Cap Index. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund's Shares are listed on the NYSE Arca. The price of the Fund's Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, each Fund's Shares are not redeemable securities.

The NAV of the Fund is expected to be determined as of the close of the regular trading session on the NYSE Arca (ordinarily 4:00 p.m. Eastern Time ("ET")) ("Closing Time") on each day that the NYSE Arca is open. The Fund will sell and redeem Creation Units only on each day that the NYSE Arca and the Trust are open for business and includes any day

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that the Fund is required to be open under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Business Day").

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

OVERVIEW

The Trust is an investment company consisting of separate investment portfolios (each, a "Fund" and collectively, the "Funds"). The Funds listed in this Prospectus are exchange-traded funds ("ETF"). ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. An ETF, such as the Funds, allows you to buy or sell shares that represent the collective performance of a selected group of securities. Index ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional fund investing. The Entrepreneur 30 ETF and the Non-US Small Cap ETF seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Entrepreneur 30 Index and the Entrepreneur Non-US Small Cap Index (collectively, the "Indexes"), respectively.

Shares of the Funds are listed and trade at market prices on the NYSE Arca. The market price for a Share of the Funds may be different from the Funds' most recent NAV per Share. Similar to shares of an index mutual fund, each Share of the Funds represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by certain large institutions that enter into agreements with Foreside Fund Services, LLC, the distributor of Creation Units for the Funds (the "Distributor"), and are authorized to transact in Creation Units with the Funds ("Authorized Participants"). Also unlike shares of a mutual fund, Shares of the Funds are listed on a national securities exchange and trade through a broker-dealer on a national securities exchange or in the over-the-counter market (the "Secondary Market") at market prices that change throughout the day.

This Prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust as a whole and the Funds. Capital Impact Advisors, LLC is the advisor to the Funds.

ADDITIONAL DESCRIPTION OF THE PRINCIPAL STRATEGIES AND RISKS OF THE FUNDS

The Funds' intention is to replicate the constituent securities of the Indexes as closely as possible, and the Advisor uses a "passive" or indexing approach to try to achieve the Funds' investment objective. The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

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Under normal circumstances, the Funds will invest at least 80% of their net assets, plus any borrowings for investment purposes, in securities of companies included in the Indexes. On a non-principal basis, the Funds may invest up to 20% their assets in index futures, options, options on index futures, swap contracts and other derivatives that the Advisor believes will help the Funds track the Indexes. The Funds may also invest, on a non-principal basis, in equity securities not included in the Indexes and cash and cash equivalents.

The Funds do not try to outperform the Indexes and do not seek temporary defensive positions when markets decline or appear overvalued. The Funds expect that over time, if they have sufficient assets, the correlation between the Funds' performance, before fees and expenses, and that of the Indexes will be 0.95 or better. A perfect correlation of 1.0 is unlikely as the Funds incur operating and trading expenses unlike the Indexes.

Indexing may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Entrepreneur 30 ETF generally invests at least 80% of its net assets, exclusive of collateral held from securities lending, in component securities of issuers (or ADRs based on the securities of such issuers) that comprise the Entrepreneur 30 Index.

The Non-US Small Cap ETF generally invests at least 80% of its net assets, exclusive of collateral held from securities lending, in component securities of issuers (or ADRs based on the securities of such issuers) that comprise the Entrepreneur Non-US Small Cap Index.

The Funds' intention is to replicate the constituent securities of the Indexes as closely as possible, and the Advisor uses a "passive" or indexing approach to try to achieve the Funds' investment objective. So, the adverse financial situation of a company will not result in its elimination from the Funds' portfolio unless the company is removed from the Indexes. When a replication strategy could have adverse consequences to Fund shareholders, however, the Funds may utilize a "representative sampling" strategy whereby the Funds would hold a significant number of the component securities of the Indexes, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The replication indexing strategy involves the purchase of the component equity securities (or ADRs) of the Indexes in substantially the same weighting as in the Indexes. A representative sampling indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the Indexes. The securities selected for representative sampling are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Indexes. To the extent that the Advisor uses a representative sampling indexing strategy in managing the Funds, the Funds may or may not hold all of the securities in the Indexes and therefore the Funds may not track the performance of the Indexes with the same degree of accuracy as would an investment vehicle that invested in every equity security of the Indexes with the same weighting of the Indexes.

The Indexes are sponsored by EntrepreneurShares LLC, an affiliate of Capital Impact Advisors, LLC (the "Sponsor"). The Sponsor determines the composition and relative weightings of the securities in the Indexes and publishes information regarding the market value of the Indexes. The criteria for inclusion in the Indexes are discussed herein and in the Funds' separate Statement of Additional Information ("SAI").

An index is a theoretical financial calculation while the Funds are actual investment portfolios. The performance of the Funds and the Indexes may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Funds' portfolios and the Indexes resulting from, among other things, legal restrictions (such as diversification requirements) that apply to the Funds but not to the Indexes, and fees and expenses incurred by the Funds.

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The Funds expect that over time, if they have sufficient assets, the correlation between the Funds' performance, before fees and expenses, and that of the Indexes will be 0.95 or better. A perfect correlation of 1.0 is unlikely as the Funds incur operating and trading expenses unlike the Indexes.

The Funds will concentrate their investments (i.e., hold 25% or more of their total assets) in a particular industry or group of industries to approximately the same extent that the Indexes are so concentrated. Securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Investors in the Funds may lose money. The Funds are intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with each Fund’s principal investment strategies, unless otherwise noted. These risks include:

•	Absence of Prior Active Market Risk:

Although the Shares are approved for listing on the NYSE Arca, there can be no assurance that an active trading market will develop and be maintained for the Shares. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

•	Index Risk:

The performance of the Funds may deviate from that of the markets the Entrepreneur Non-US Small Cap Index and Entrepreneur 20 Index seek to track due to changes that are reflected in the market more quickly than the Entrepreneur Non-US Small Cap Index and Entrepreneur 30 Index. The Entrepreneur Non-US Small Cap Index and Entrepreneur 30 Index is rebalanced and reconstituted on a quarterly basis.

•	Index Tracking Risk:

The Funds’ return may not match the return of the Entrepreneur Non-US Small Cap Index and the Entrepreneur 30 Index for a number of reasons. For example, the Funds incurs a number of operating expenses, while the Indexes does not. Tracking error may also occur because of differences between the securities or other instruments held in the Funds’ portfolio and those included in the Entrepreneur Non-US Small Cap Index and Entrepreneur 30 Index, pricing differences, transaction costs, the Funds’ holding of uninvested cash, differences in the timing of the accrual of dividends or interest, gains or losses, changes to the Entrepreneur Non-US Small Cap Index or Entrepreneur 30 Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.

•	Indexing and Passive Investment Risk:

The Advisor uses a passive indexing strategy — either replication or representative sampling — to manage the Funds. The Funds invests in the securities included in, or representative of the Entrepreneur Non-US Small Cap Index or Entrepreneur 30 Index regardless of their investment merit. The Funds are not actively managed. Therefore, unless a specific security is removed from the Entrepreneur Non-US Small Cap Index or Entrepreneur 30 Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Indexes, the Funds generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Entrepreneur Non-US Small Cap Index or the Entrepreneur 30 Index, the Funds may be forced to sell such security at an inopportune time or for a price other than the security's current market value. An investment in the Funds involve risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Shares will decline, more or less, in correspondence with any decline in value of the Entrepreneur Non-US Small Cap Index or the Entrepreneur 30

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Index. The Entrepreneur 30 Index and Entrepreneur Non-US Small Cap Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Funds are conducted. Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

•	Common Stock Risk:

Common stock prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

•	Market and Geopolitical Risk:

Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

•	Concentration Risk:

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

•	American Depository Receipt Risk:

Sponsored and unsponsored ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. The Fund invests only in sponsored ADRs. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country's currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

•	Early Closing Risk:

An unanticipated early closing of the NYSE Arca may result in a shareholder's inability to buy or sell Shares on that day in the Secondary Market, although non-institutional investors may still be able to redeem their Shares directly to the Fund and institutional investors may redeem through Authorized Participants.

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•	Exchange-Traded Fund Risk:

Each of the Funds may invest in Exchange Traded Fund (“ETFs”) as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

•	Small and Medium Sized Companies Risk:

The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•	Foreign Securities Risk:

To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in more developed countries.

•	Emerging Markets Risk:

The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market

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countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

•	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk:

Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for Shares of the Funds may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in Shares of a Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of a Fund's Shares and the value of its underlying securities. If the securities in the Fund's portfolio are traded outside a collateralized system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund's shares

•	Asset Class Risk:

The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

•	Issuer Risk:

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Pool will be dependent on the success of the Managed Futures strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

•	Trading Price Risk:

Shares of the Funds may trade on the NYSE Arca above or below (i.e., at a premium or discount to) their NAV. In addition, although the Funds’ Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit

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breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all. In stressed market conditions, the market for a Fund's Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Fund's shares and the underlying value of such Fund's portfolio holdings. The market price of the Fund's Shares may deviate from the value of such Fund's underlying holdings, particularly during times of market stress, so, as a result, investors in the Fund may receive significantly more or significantly less than the value of its underlying securities.

Where the securities held by the Funds trade on foreign exchanges that are closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market), resulting in premiums or discounts to the Fund's net asset value that may be greater than those experienced by other ETFs.

The NAV of the Funds’ Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund's NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at, or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Entrepreneur Non-US Small Cap Index or Entrepreneur 30 Index, Indexes trading at any point in time. The market prices of Shares may deviate significantly from the Funds’ NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Funds’ NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from such Funds’ NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the

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activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4 (a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the Fund's prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS

The Funds issue and redeem Shares only in bundles of a specified number of Shares. These bundles are known as "Creation Units." For each of the Funds, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit will not change, except for investors participating in the Funds' Distribution Reinvestment Program or in the event of a share split, reverse split or similar revaluation. The Funds may not issue fractional Creation Units.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a "Participating Party," (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) ("Clearing Process") or (2) a participant of the Depository Trust Company ("DTC"), New York, New York, a limited purpose trust company organized under the laws of the State of New York, and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participation Agreement").

Creation of Creation Units

Orders to purchase Shares in Creation Units must be placed with the Distributor by or through an Authorized Participant who is either a Participating Party or a DTC Participant. An investor does not have to be an Authorized Participant, but must place an order through, and make appropriate arrangements with an Authorized Participant. Authorized Participants must either (1) initiate instructions through the Continuous Net Settlement System of the NSCC (the "NSCC Clearing Process") or (2) deposit in-kind securities (as required by the Funds) with the Funds "outside of the NSCC Clearing Process through facilities of the DTC.

All orders must be received by the Distributor in proper form no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time"), in each case on the date such order is placed ("Transmittal Date") in order for creation of Creation Units to be effected based on the NAV of the Transmittal Date. In the case of custom orders, the order must be received by the Distributor, no later than 3:00 p.m. ET, or such other time as may be designated by the Funds and disclosed to the Authorized Participants.

Subject to the conditions that (1) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the Closing Time on the Transmittal Date, and (2) arrangements satisfactory to the Funds are in place for payment of any cash amount, the Funds will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order not submitted in proper form.

Purchases and redemptions with cash instead of in-kind securities could cause the Funds to incur certain costs, which include brokerage costs, taxable gains or losses, that it might not otherwise have incurred if it had been made by a

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redemption in-kind. These costs could be imposed on the Funds and, thus, decrease the Funds' NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Rejection of Creation Unit Purchase Orders

The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the applicable Participant Agreement. In addition, the Funds may reject a purchase order transmitted to it by the Distributor if:

•	The purchaser or group of related purchasers, upon obtaining the Creation Units of Shares, would own eighty percent (80%) or more of the outstanding Shares of the Fund;
•	the acceptance of the in-kind securities would have certain adverse tax consequences, such as causing the Fund no longer to meet registered investment company status under the Code for federal tax purposes;
•	the acceptance of the in-kind securities would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities;
•	the acceptance of the in-kind securities would otherwise, in the discretion of the Fund, the Advisor, have an adverse effect on the Fund or on the rights of the Fund's beneficial owners; or
•	there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Advisor, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Redemption of Creation Units

Beneficial owners of Shares may sell their Shares in the Secondary Market, but must accumulate enough Shares to constitute a Creation Unit in order to redeem through the Fund. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

Redemption of Shares in Creation Units will be subject to a transaction fee imposed in the same amount and manner as the transaction fee incurred in purchasing such Shares. Redemption of Shares may be made either through the NSCC Clearing Process or "outside" the NSCC Clearing Process through DTC Facilities or otherwise. The transaction fee will be used to offset the Fund's trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring certain of its portfolio holdings from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units "outside" the NSCC Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process. A redeeming investor receiving cash in lieu of one or more in-kind securities may also be assessed a higher transaction fee on the cash in lieu portion to cover the costs of selling such securities, including all the costs listed above plus all or part of the spread between the expected bid and offer side of the market relating to such in-kind securities. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

A redemption request "outside" the NSCC Clearing Process will be considered to be in proper form if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor no later than the Closing Time (currently expected to be 4:00 p.m. ET), and (ii) arrangements satisfactory

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to the Fund are in place for the Authorized Participant to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed through the book-entry system of DTC on or before contractual settlement of the redemption request.

The exemptive order from the SEC on which the Fund relies allows the Fund to pay redemption proceeds within fifteen calendar days following the tender of Creation Units for redemption. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.

Purchases and redemptions with cash instead of in-kind securities could cause the Fund to incur certain costs, which include brokerage costs, taxable gains or losses, that it might not otherwise have incurred if it had been made by a redemption in-kind. These costs could be imposed on the Fund and, thus, decrease the Fund's NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

The creation and redemption processes set forth above are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Distribution Reinvestment Program

The DTC book-entry Distribution Reinvestment Program ("Distribution Reinvestment Program") is available for use by beneficial owners of Shares through the DTC or DTC participants (the "DTC Participants") for reinvestment of their cash dividends. Some DTC Participants may not elect to utilize the Distribution Reinvestment Program, so beneficial owners are encouraged to contact their broker to ascertain the availability of the Distribution Reinvestment Program through such broker.

If you own your shares beneficially through a DTC Participant that participates in the Distribution Reinvestment Program, distributions by the Fund will automatically be reinvested in additional whole Shares issued by the Fund at NAV. Shares will be issued at NAV under the Distribution Reinvestment Program regardless of whether the Shares are trading in the Secondary Market at a premium or discount to NAV as of the time NAV is calculated. Thus, Shares may be purchased through the Distribution Reinvestment Program at prices that are higher (or lower) than the contemporaneous Secondary Market trading price.

The initial decision to participate in the Distribution Reinvestment Program is made by the DTC Participant that you beneficially own your Shares through. If your DTC Participant elects to participate in the Distribution Reinvestment Program, it will offer to you customers the option to participate. To participate in the Distribution Reinvestment Program, you will need to make an affirmative election with your DTC Participant by completing an election notice. Before electing to participate, you should receive disclosure describing the terms of the Distribution Reinvestment Program and the consequences of participation. Your broker providing the Distribution Reinvestment Program will determine whether there is a fee for this service. You should inform your broker of your election to participate, and the broker will in turn notify DTC either directly or through its clearing firm.

The Distribution Reinvestment Program is optional and that availability of the Distribution Reinvestment Program is determined by your broker, at its own discretion. Broker-dealers are not required to utilize the Distribution Reinvestment Program, and may instead offer a distribution reinvestment program under which Shares are purchased in the Secondary Market at current market prices or no distribution reinvestment program at all.

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BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of the Funds in Secondary Market transactions through broker-dealers. Shares of the Funds are listed for trading in the Secondary Market on the NYSE Arca and may also trade on other exchanges or in the over-the-counter market.

Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots." When buying or selling Shares through a broker, you will likely incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Share prices are reported in USD and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer or financial advisor.

The exchange on which the Shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds' primary listing exchange is the NYSE Arca.

The Entrepreneur 30 ETF's Shares trade under the trading symbol "ENTR" (Cusip No. 293828802).

The Non-US Small Cap ETF's Shares trade under the trading symbol "ERSX" (Cusip No. 293828885).

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an Securities and Exchange Commission ("SEC") exemptive order issued to the Trust, including that such investment companies enter into a written agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee, is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares.

Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from

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Cede & Co. to the DTC Participant. This gives the DTC Participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the Shares, and, in turn, the DTC Participant is obligated to follow the voting instructions you provide.

MANAGEMENT

The Board of Trustees of the Trust (the "Board") is responsible for the general oversight of the management of the Funds, including general supervision of the Advisor and other service providers, but it is not involved in the day-to-day management of the Trust. The Board appoints officers who are responsible for the day-to-day operations of the Funds. A list of the Trustees and Trust Officers, and their present and principal occupations is provided in the Funds' SAI.

Investment Advisor

Capital Impact Advisors, LLC is a Delaware limited liability company formed on April 16, 2013. The Advisor has been registered as an investment adviser with the SEC since July 30, 2013 and maintains its principal office at 175 Federal Street, Suite 875, Boston, Massachusetts 02110. The Advisor serves as the investment advisor to the ERShares US Small Cap Fund and the ERShares US Large Cap Fund. As of September 30, 2020, the Advisor had discretionary assets under management of $528 million.

The Advisor serves as advisor to the Funds pursuant to an Investment Advisory Agreement ("Advisory Agreement"). Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Funds to operate. The Advisor has the authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, on behalf of the Funds.

As compensation for its services and its assumption of certain expenses, the Funds pay the Advisor a management fee equal to a percentage of the Funds' average daily net assets that accrues daily and is paid monthly as follows:

Fund Name	Management Fee

ERShares Entrepreneur 30 ETF	0.49%
ERShares Non-US Small Cap ETF	0.75%

The Advisor may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. For the fiscal year ended June 30, 2020, net of any applicable fee waivers, the ERShares Entrepreneur 30 ETF paid the Advisor an effective investment advisory fee equal to ]0.49%; and the ERShares Non-US Small Cap ETF paid the Advisor an effective investment advisory fee equal to ]0.75% of the average daily net assets of the applicable Fund.

Out of the management fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds' business. The Advisor's management fee is designed to cause substantially all of the Funds' expenses to be paid and to compensate the Advisor for providing services for the Funds.

A discussion regarding the Board's approval of the Advisory Agreement with respect to the Funds is available in the Funds' semi-annual reports for the period ended December 31, 2019.

The Advisor acts as portfolio manager for the Funds pursuant to the Advisory Agreement. The Advisor supervises and manages the investment portfolio of the Funds and directs the purchase and sale of the Funds' investment securities.

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The Advisor utilizes a team of investment professionals acting together to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in the pursuit of the Funds' investment objective.

Portfolio Manager

Dr. Joel M. Shulman has been the Funds' portfolio manager since their inception and is responsible for the day-to-day management of the portfolio of the Funds. Dr. Shulman is the Principal of the Advisor has been employed by the Advisor since its inception in April 2013. In addition, Dr. Shulman has managed private funds and individual accounts for over ten years. Since 1992, he has been a Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 18 years), where he previously held the Robert F. Weissman Term Chair of Entrepreneurship. He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder. Dr. Shulman also holds an MPA from the Harvard Kennedy School at Harvard University.

More Information

For more information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds, see each Funds' SAI.

OTHER SERVICE PROVIDERS

Index Sponsor

The Indexes are sponsored by EntrepreneurShares LLC, an affiliate of the Advisor. The Sponsor determines the composition and relative weightings of the securities in the Indexes and publishes information regarding the market value of the Indexes.

Fund Administrator, Custodian, Accounting and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), located at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022, acts as the administrator, dividend disbursing agent and fund accounting agent for the Funds pursuant to a services agreement by and among the Trust, and Ultimus (the "Services Agreement"). Pursuant to the Fund Servicing Agreement with the Trust, Ultimus provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Funds. In connection with its role as fund accounting agent, Ultimus performs record maintenance, accounting, financial statement and regulatory filing services for the Funds.

Brown Brothers Harriman & Co..,- located at 50 Post Office Square, Boston, Massachusetts 02110-1548 , serves as the Trust's custodian and index receipt agent pursuant to a Global Custodial and Agency Services Agreement (the "Custodian Agreement") and transfer agent pursuant to the Services Agreement. Pursuant to the Custodian Agreement, the custodian maintains cash, securities and other assets of the Trust and the Funds in separate accounts, keeps all required books and records and provides other necessary services. The custodian is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Funds.

Distributor

Foreside Fund Services, LLC serves as the Distributor on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor's principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

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Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel to the Trust.

FREQUENT TRADING

The Board has evaluated the risks of frequent purchases and redemptions of the Funds' Shares ("market timing") by the Funds' shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants and that the vast majority of trading in Shares occurs on the Secondary Market. Because the Secondary Market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains.

With respect to trades directly with the Funds, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objectives. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds' trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for each Fund is equal to the Fund's total assets minus the Fund's total liabilities divided by the total number of Shares outstanding, based on prices of the Fund's portfolio securities at the time of closing, provided that: (a) any assets or liabilities denominated in currencies other than USD shall be translated into USD at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. Interest and investment income on the Trust's assets accrue daily and are included in the Fund's total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund's total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The securities and other assets of the Funds are valued pursuant to the pricing policy and procedures approved by the Board. In calculating NAV, the Funds' investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including "restricted" securities and securities received in private placements for which there is no public market; (2) securities of an

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issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before the Funds' NAV is calculated.

The frequency with which the Funds' investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations.

Valuing the Funds' investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund's indicative intra-day value, which could result in the market prices for Shares deviating from NAV.

The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. ET).

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of a Fund's distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as "distributions."

The Funds typically earn income from dividends on stock. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds also realize capital gains or losses whenever they sell securities. Net short-term capital gains are generally treated as ordinary income and included in net investment income. Net long-term capital gains are distributed to shareholders as "capital gain distributions." The Funds generally realize long-term capital gains or losses whenever they sell or exchange assets held for more than one year.

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended ("Code"). In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on Shares of the Funds are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and indirect participants to beneficial owners then of record with proceeds received from the Funds.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Funds. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and

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administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Funds, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

Each Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as RICs, the Funds must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of their "investment company taxable income" (which includes dividends, interest and net short-term capital gains).

As RICs, the Funds generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that they distribute to their shareholders. If the Funds fail to qualify as RICs for any year (subject to certain curative measures allowed by the Code), the Funds will be subject to regular corporate level income tax in that year on all of their taxable income, regardless of whether the Funds make any distributions to their shareholders. In addition, distributions will be taxable to the Funds' shareholders generally as ordinary dividends to the extent of the Funds' current and accumulated earnings and profits.

The Funds will be subject to a 4% excise tax on certain undistributed income if they do not distribute to their shareholders in each calendar year at least 98% of their ordinary income for the calendar year plus 98.2% of their capital gain net income for the twelve months ended October 31 of such year. The Funds intend to make distributions necessary to avoid the 4% excise tax.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex rules that could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to the Funds' shareholders. For example, if the Funds invest in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Funds will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Funds until a later year. Under the "wash sale" rules, the Funds may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Funds may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Funds or by selling portfolio securities. The Funds may realize gains or losses from such sales, in which event their shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. Please consult your personal tax advisor regarding the application of these rules.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, distributions from the Funds are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any such distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month

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will be deemed to have been received by the shareholders of each Fund on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

Distributions of each Fund's net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of each Fund's current or accumulated earnings and profits. Distributions of each Fund's net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of each Fund's current or accumulated earnings and profits, regardless of each shareholder's holding period in the Shares. Distributions of qualifying dividend income are generally taxable at the same rates as long-term capital gains to the extent of each Fund's current or accumulated earnings and profits, provided that each shareholder of the Funds meet certain holding period and other requirements with respect to the distributing Fund's Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, each Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a "deemed distribution." In that event, each Fund pays income tax on the retained long-term capital gain, and (i) any person who is a Fund shareholder as of the end of the Fund taxable year is required to recognize a proportionate share of the Fund's undistributed long-term capital gain, (ii) can claim a refundable tax credit for the shareholder's proportionate share of the Fund's income taxes paid on the undistributed long-term capital gain, and (iii) is allowed an increase in the tax basis of the Shares by an amount equal to the shareholder's proportionate share of the Fund's undistributed long-term capital gains, reduced by the amount of the shareholder's tax credit. Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are currently taxed at a maximum rate of 20%.

In addition, if applicable to a Fund shareholder, recent legislation imposes a new 3.8 percent Medicare contribution tax on net investment income, including taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of each Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue); and (ii) the Authorized Participant's aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption); and (ii) the Authorized Participant's basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the "wash sale" rules or on the basis that there has been no significant change in the Authorized Participant's economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

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In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. Each Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax ("backup withholding") at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if (1) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or (2) the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder's federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund's ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business in the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Recently enacted legislation, will subject foreign shareholders to U.S. withholding tax of 30% on dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, Shares of each Fund, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the IRS to provide it with certain information regarding such shareholder's account holders. Please consult your tax advisor regarding the implications of this legislation.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Funds, and for special tax treatment on the sale and distribution by certain funds, please see the section of the Entrepreneur 30 ETF SAI entitled "Federal Income Taxes" and the section of the Non-US Small Cap ETF SAI entitled "Certain U.S. Federal Income Tax Considerations."

TRANSACTION FEES

Authorized Participants are charged standard purchase and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard purchase and redemption transaction fee is $250. The standard purchase transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard purchase transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Authorized Participants who place creation orders through DTC for cash (when cash creations are available or specified) will also be responsible for the brokerage and other transaction costs of the Funds relating to the cash portion of such creation order. In addition, purchasers of Shares in Creation Units are responsible for payment of the costs of transferring securities to the Funds and redeemers of Shares in Creation Units are responsible for the costs of transferring securities from the Funds. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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CODE OF ETHICS

The Trust and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. While Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3) Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor maintains a website for the Funds at www.ershares.com.

The website for the Funds displays the Prospectus and additional quantitative information that is updated on a daily basis, including, for the Funds, (1) average daily trading volume, the prior Business Day's reported closing price, NAV and the bid/ask spread at the time of calculation of such NAV (the "Bid/Ask Price"), and (2) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

PERFORMANCE OF ENTREPRENEUR 30 INDEX AND ENTREPRENEUR NON-US SMALL CAP INDEX

The Entrepreneur 30 Index is maintained by EntrepreneurShares LLC, an affiliate of the Advisor and represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards set forth by the Index. The Entrepreneur Non-US Small Cap Index is also maintained by EntrepreneurShares LLC and comprises 50 non-U.S. companies from around the world with market capitalizations between $300 million and $5 billion USD. The methodology for constituting the Indexes was created by the Funds' portfolio manager, Dr. Joel M. Shulman. Set forth below is the 10-year back-tested performance of the Indexes (applying selection over period to pre-determined methodology) and the Russell 1000 Growth Index over the same period:

Cumulative Annual Total Returns (for the periods ended December 31, 2019)	Past One Year	Past Five Years	Past Ten Years
Entrepreneur 30 Index	32.67%	106.23%	480.18%
Entrepreneur Non-US Small Cap Index	21.13%	N/A	N/A
Russell 1000 Growth Index	36.39%	97.89%	312.27%
FTSE Global Small Cap ex US Index	21.89%	33.94%	84.90%

Past performance does not guarantee future results. Although the Funds' investment objective is to track the Indexes, the returns of the Indexes do not represent the performance of the Funds. The Indexes do not charge any fees, including management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Investors cannot invest directly in the Indexes. In addition, the result actual investors in the Funds might have achieved would have differed from these shown because of, among other things, differences in the timing, amounts of their investments and fees and expenses associated with an investment in the Funds.

PREMIUM/DISCOUNT & OTHER INFORMATION

The table that follows presents information about the differences between the daily market price on secondary markets for shares of each Fund and the Fund's NAV. NAV is the price at which a Fund issues and redeems shares. It is

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calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of a Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of a Fund are listed for trading, as of the time that a Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the full calendar year of 2019 (for the period from January 1, 2018 until December 31, 2019) and the first two calendar quarters of 2020.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares, because shares are bought and sold at current market prices.

Premium/Discount Range for the Entrepreneur 30 ETF

Calendar Year ended December 31, 2019			First Calendar Quarter ended March 31, 2020			Second Calendar Quarter ended June 30, 2020
Premium Discount Range	Number of Days	Percentage of Total Days	Premium Discount Range	Number of Days	Percentage of Total Days	Premium Discount Range	Number of Days	Percentage of Total Days
Market Price is greater/less than NAV:			Market Price is greater/less than NAV:			Market Price is greater/less than NAV:
Greater than 2.0%	59	23.41%	Greater than 2.0%	-	0.00%	Greater than 2.0%	-	0.00%
Greater than 1.5% and Less than 2.0%	6	2.38%	Greater than 1.5% and Less than 2.0%	-	0.00%	Greater than 1.5% and Less than 2.0%	-	0.00%
Greater than 1.0% and Less than 1.5%	12	4.76%	Greater than 1.0% and Less than 1.5%	2	3.23%	Greater than 1.0% and Less than 1.5%	-	0.00%
Greater than 0.5% and Less than 1.0%	12	4.76%	Greater than 0.5% and Less than 1.0%	4	6.45%	Greater than 0.5% and Less than 1.0%	-	0.00%
Between 0.5% and -0.5%	79	31.35%	Between 0.5% and -0.5%	52	83.87%	Between 0.5% and -0.5%	61	98.39%
Less than -0.5% and Greater than -1.5%	10	3.97%	Less than -0.5% and Greater than -1.5%	2	3.23%	Less than -0.5% and Greater than -1.5%	-	0.00%
Less than -1.0% and Greater than -1.5%	17	6.75%	Less than -1.0% and Greater than -1.5%	1	1.61%	Less than -1.0% and Greater than -1.5%	-	0.00%
Less than -1.5% and Greater than -2.0%	17	6.75%	Less than -1.5% and Greater than -2.0%	1	1.61%	Less than -1.5% and Greater than -2.0%	-	0.00%
Less than -2.0%	54	21.43%	Less than -2.0%	-	0.00%	Less than -2.0%	1	1.61%
	252	100.00%		62	100.00%		62	100.00%

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Premium/Discount Range for the Non-US Small Cap ETF

Calendar Year ended December 31, 2019			First Calendar Quarter ended March 31, 2020			Second Calendar Quarter ended June 30, 2020
Premium Discount Range	Number of Days	Percentage of Total Days	Premium Discount Range	Number of Days	Percentage of Total Days	Premium Discount Range	Number of Days	Percentage of Total Days
Market Price is greater/less than NAV:			Market Price is greater/less than NAV:			Market Price is greater/less than NAV:
Greater than 2.0%	27	10.71%	Greater than 2.0%	-	0.00%	Greater than 2.0%	3-	4.84%
Greater than 1.5% and Less than 2.0%	14	5.56%	Greater than 1.5% and Less than 2.0%	1	1.61%	Greater than 1.5% and Less than 2.0%	-	0.00%
Greater than 1.0% and Less than 1.5%	21	8.33%	Greater than 1.0% and Less than 1.5%	1	1.61%	Greater than 1.0% and Less than 1.5%	2-	3.23%
Greater than 0.5% and Less than 1.0%	15	5.95%	Greater than 0.5% and Less than 1.0%	8	12.90%	Greater than 0.5% and Less than 1.0%	13	20.97%
Between 0.5% and -0.5%	74	29.36%	Between 0.5% and -0.5%	49	79.04%	Between 0.5% and -0.5%	29	46.77%
Less than -0.5% and Greater than -1.5%	10	3.97%	Less than -0.5% and Greater than -1.5%	3	4.84%	Less than -0.5% and Greater than -1.5%	3	4.84%
Less than -1.0% and Greater than -1.5%	14	5.56%	Less than -1.0% and Greater than -1.5%	-	0.00%	Less than -1.0% and Greater than -1.5%	1	1.61%
Less than -1.5% and Greater than -2.0%	14	5.56%	Less than -1.5% and Greater than -2.0%	-	0.00%	Less than -1.5% and Greater than -2.0%	3	4.84%
Less than -2.0%	63	25.00%	Less than -2.0%	-	0.00%	Less than -2.0%	8	12.90%
	252	100.00%		62	100.00%		62	100.00%

The Trust was organized as a Delaware statutory trust on July 1, 2010. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds' SAI for more information concerning the Trust's form of organization.

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in each Fund beyond those limitations.

EntrepreneurShares™ and "EntrepreneurShares. Invest in Visionary Leadership" are registered trademarks of EntrepreneurShares LLC and Dr. Joel M. Shulman, respectively, and have been licensed for use by the Advisor.

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FINANCIAL HIGHLIGHTS OF ERSHARES ENTREPRENEUR 30 ETF AND
ERSHARES NON-US SMALL CAP ETF

The financial highlights table is intended to help you understand the Fund's financial performance for the period of each Fund's operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements which are incorporated by reference into the SAI, and are included in each Fund's June 30, 2020 annual report, which is available at no charge upon request. Each Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Funds’ previous independent registered public accounting firm.

Financial Highlights

For a share outstanding for each period presented

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains on Investments	Total from Investment Activities	Distributions from Net Investment Income	Distributions from Net Realized Gains from Investment Transactions	Total Distri-butions	Net Asset Value, End of Period	Total Return (a)(b)	Total Return at Market (a)(c)	Ratio of Net Expenses at Market (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)	Net Assets at End of Period (000’s)	Portfolio Turnover (a)(f)(g)
ERShares Entrepreneur 30 ETF
Year Ended June 30, 2020	$17.49	(0.01)	3.68	3.67	(0.01)	--	(0.01)	$21.15	21.03%	21.06%	0.49%	(0.05%)	$116,341	130%
Year Ended June 30, 2019	$17.57	0.02	0.42	0.44	(0.03)	(0.49)	(0.52)	$17.49	3.14%	2.78%	0.49%	0.12%	$76,956	39%
November 7, 2017 (h) through June 30, 2018	$15.00	0.03	2.55	2.58	(0.01)	--	(0.01)	$17.57	17.43%	17.76%	0.49%	0.25%	$73,814	32%
ERShares Non-US Small Cap ETF
Year Ended June 30, 2020	$16.83	0.08	0.19	0.27	(0.27)	--	(0.27)	$16.83	1.55%	0.96%	0.75%	0.64%	$26,926	139%
December 27, 2018 (h) through June 30, 2019	$15.00	0.14	1.69(i)	1.83	--	--	--	$16.83	12.22%	12.57%	0.75%	3.99%	$22,723	138%

(a)	Not annualized for periods less than one year.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
(d)	The Funds operate under a “Unified Fee” structure under which the Advisor pays substantially all of the expenses for each Fund. Each Fund pays the Advisor the Unified Fee, an amount based on its average net assets, computed daily and paid monthly. ENTR pays the Advisor 0.49% of its net assets and ERSX pays the Advisor 0.75% of its net assets. Out of these fees, the Advisor pays substantially all of the Funds’ expenses.
(e)	Annualized for periods less than one year.
(f)	Excludes impact of in-kind transactions.
(g)	Given the abnormal market circumstances during the quarter ending June 30, 2020, as a result of the COVID-19 situation; ENTR had taken a temporary defensive approach. Implementing the temporary defensive measure resulted in the increase in portfolio turnover for ENTR. ENTR’s exposure to the Entrepreneur 30 Index had been reduced in line with the following guideline of the Prospectus “Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur 30 Index.”
(h)	Commencement of operations.
(i)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
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ERShares Entrepreneur 30 ETF Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Entrepreneur 30 Index Sponsor
EntrepreneurShares LLC
175 Federal Street, Suite #875
Boston, MA 02110

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Custodian
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Accountant, Transfer Agent And Dividend Disbursing Agent
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

Counsel
Thompson Hine LLP
41 S. High Street, Suite 1700
Columbus, Ohio 43215

FOR MORE INFORMATION

To learn more about the Funds, you may want to read the SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the investments of the Funds by reading the Funds' annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 833-ENTR-ETF. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.entrepreneurshares.com).

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Prospective investors and shareholders who have questions about the Funds also may call the following number or write to the following address:

EntrepreneurShares Series Trust
175 Federal Street
Suite #875
Boston, MA 02110

Reports and other information about the Fund also are available at the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Please refer to the Investment Company Act File No. 811-22436 of EntrepreneurShares Series Trust when seeking information about the Fund from the SEC.

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Statement of Additional Information

EntrepreneurShares Series Trust™

ERShares Entrepreneur 30 ETF

October 28, 2020

175 Federal Street

Suite #875

Boston, MA 02110

Toll Free: 877-271-8811

This Statement of Additional Information ("SAI") for the ERShares Entrepreneur 30 ETF (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus dated October 28, 2020 for the Fund, a series of the EntrepreneurShares Series Trust (the "Trust"). A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above. This SAI, the annual reports and the semi-annual reports of the Fund are available to shareholders and prospective investors without charge upon request.

"EntrepreneurShares. Invest in Visionary Leadership" and EntrepreneurShares™ are pending trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Funds' investment advisors.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	2
EXCHANGE LISTING AND TRADING	2
INVESTMENT OBJECTIVE	2
INVESTMENT STRATEGIES AND RISKS	3
INVESTMENT RESTRICTIONS	15
PORTFOLIO TURNOVER	17
DISCLOSURE OF PORTFOLIO HOLDINGS	17
CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX	18
MANAGEMENT	19
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	23
ADVISORY AND OTHER SERVICES	23
PORTFOLIO MANAGER	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	27
NET ASSET VALUE	28
BOOK ENTRY ONLY SYSTEM	29
PURCHASE AND REDEMPTION OF CREATION UNITS	30
CONTINUOUS OFFERING	36
DIVIDENDS AND DISTRIBUTIONS	37
INACTIVE ACCOUNTS	37
ALLOCATION OF INVESTMENT OPPORTUNITIES	37
TAXES	38
GENERAL INFORMATION	43
DESCRIPTION OF COMMERCIAL PAPER RATINGS	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	45

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated October 28, 2020, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Fund.

The information contained herein regarding the index underlying the Fund (the "Underlying Index") and the index provider, EntrepreneurShares LLC (the "Index Provider"), was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources. The Underlying Index is the Entrepreneur 30 Index (the "Entrepreneur 30 Index").

The Fund intends to provide investment results that replicate the performance of the Entrepreneur 30 Index. The Entrepreneur 30 Index is maintained by the Index Provider, which is an affiliate of Capital Impact Advisors, LLC, the investment advisor to the Fund (the "Advisor"), and is licensed exclusively to the Advisor for use as an investment strategy. The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by the Index Provider. Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age, and growth constraints, among others. The Entrepreneur 30 Index is rebalanced quarterly.

As noted, the Index Provider is an affiliated person of the Advisor, as they are both controlled by Joel Shulman. This poses potential conflicts of interest. For example, a potential conflict could arise between Mr. Shulman or the Advisor and the Fund if that person attempted to use information regarding changes and composition of the Entrepreneur 30 Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the Advisor who may have access to, or knowledge of, pending changes to the Entrepreneur 30 Index's composition methodology or the constituent securities in the Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate "front-running" (which describes an instance in which other persons trade ahead of the Fund). Although the Advisor and the Sponsor have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Entrepreneur 30 Index), there can be no assurance that such measures will be successful.

This SAI does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

This Statement of Additional Information ("SAI") addresses the ERShares Entrepreneur 30 ETF (the "Fund"), a series of the EntrepreneurShares Series Trust (the "Trust"). The Fund is a non-diversified series of the Trust that intends to provide investment results that replicate the performance of the Entrepreneur 30 Index (the "Underlying Index"). Each of the ERShares Global Fund™ ("Global Fund"), the ERShares US Small Cap Fund™ ("US Small Cap Fund"), the ERShares US Large Cap Fund™ ("US Large Cap Fund") and the ERShares Non-US Small Cap ETF (the "Non-US Small Cap ETF") is a series of the Trust that is addressed in separate Statements of Additional Information. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware statutory trust on July 1, 2010. This SAI supplements the information contained in the Trust's Prospectus dated November 1, 2019 and contains more detailed information about the Fund's investment strategies and policies and the types of instruments in which the Fund may invest. A summary of the risks associated with these instrument types and investment practices is included as well.

The shares of the Fund are referred to herein as "Fund Shares" or "Shares." The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"), generally in exchange for a basket of equity securities included in the Underlying Index ("Deposit Securities"), together with the deposit of a specified cash payment ("Cash Component"). Fund Shares trade on the NYSE Arca, Inc. (the "Exchange") at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund's continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Fund obtained from the Securities and Exchange Commission ("SEC") to operate as an exchange-traded fund ("ETF"). The Fund's failure to be so listed would result in the termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE

The Fund is an exchange-traded fund that seeks investment results that correspond (before fees and expenses) generally to the performance of the Underlying Index. The Entrepreneur 30 Index is maintained by EntrepreneurShares LLC, an affiliate of Capital Impact Advisors, LLC (the "Advisor"), and is licensed exclusively to the Advisor for use as an investment strategy. The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by EntrepreneurShares LLC. Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age,

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and growth constraints, among others. The Entrepreneur 30 Index is rebalanced quarterly. Dr. Joel Shulman is the portfolio manager of the Fund (the "Portfolio Manager").

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Fund

The Fund invests in domestic U.S. securities, but such securities may include domestic securities of foreign issuers, including indirect investments such as American Depositary Receipts ("ADRs") or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S. The stocks included in the Fund are chosen solely on the basis of their inclusion in the Entrepreneur 30 Index.

Under normal market conditions, the Advisor will invest at least 80% of the Fund's net assets, exclusive of collateral held from securities lending, in equity securities included in the Entrepreneur 30 Index. The Fund may also invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to the Entrepreneur 30 Index, as well as in securities and other instruments not included in the Entrepreneur 30 Index, but which the Advisor believes will help the Fund track the Entrepreneur 30 Index.

No attempt is made to actively manage the Fund's portfolio by using economic, financial or market analysis. The adverse financial situation of a company will not result in its elimination from the Fund's portfolio unless the company is removed from the Entrepreneur 30 Index. The percentage of the Fund's assets invested in the stock of a particular company is approximately the same as the percentage weighting of such company in the Entrepreneur 30 Index.

There is no predetermined acceptable range of the difference between the total return of the Entrepreneur 30 Index and the total return of the Fund. Any difference is likely the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses, as well as subscription and redemption activity. On the other hand, the Fund does attempt to achieve a correlation of monthly returns with the Entrepreneur 30 Index of approximately 95% or better. A correlation of 100% would mean the total return of the Fund's assets would increase or decrease exactly the same as the total return of the Entrepreneur 30 Index.

The Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from the Underlying Index.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended ("Code").

Tracking Error Risk

The Fund's performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of

3

the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund fees and expenses, which the Underlying Index does not incur.

The Fund is expected to fair value the foreign securities it holds. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities' closing price on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund's ability to track the Underlying Index may be adversely affected. To the extent that the value of assets denominated in foreign currencies is converted into U.S. Dollars using exchange rates selected by the Advisor that differ from the exchange rates selected by the Index Provider for use in calculating the Underlying Index, the Fund's ability to track the Underlying Index may be adversely impacted. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index due to restrictions or limitations imposed by or a lack of liquidity in certain countries and stock exchanges in which such securities trade or may be delayed in purchasing or selling securities included in the Underlying Index. In addition, if the Fund utilizes depositary receipts and/or derivative instruments, its return may not correlate as well with the Underlying Index as would be the case if the Fund purchased all the securities in the Underlying Index directly.

Common Stock Risk

The Fund invests in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities

The Fund may invest in securities of foreign issuers, although generally the Fund will only invest in ADRs or American Depository Shares ("ADSs") of non-U.S. companies the business of which is tied economically to the United States. The Fund may also hold securities of U.S. and foreign issuers in the form of ADRs or ADSs and it may invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the relevant advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Non-Principal Strategies and Risks of the Fund

The Entrepreneur 30 ETF may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to the Entrepreneur 30 Index and its component securities, as well as in equity securities not included in the Entrepreneur 30 Index and cash and cash equivalents, but which the Advisor believes will help the Entrepreneur 30 ETF track the Entrepreneur 30 Index.

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As an additional non-principal strategy, the Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral is marked-to-market on a daily basis. Although the Funds will receive collateral in connection with all loans of their securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (the loaned securities may have appreciated beyond the value of the collateral held by the Funds). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Additional non-principal risks for the Entrepreneur 30 ETF include the following:

Asset Class Risk

The returns from the types of securities in which the Entrepreneur 30 ETF invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Entrepreneur 30 ETF to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer Risk

The performance of the Entrepreneur 30 ETF depends on the performance of individual companies in which the Entrepreneur 30 ETF invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Trading Price Risk

Shares of the Entrepreneur 30 ETF may trade on the NYSE Arca above or below (i.e., at a premium or discount to) their NAV. In addition, although the Entrepreneur 30 ETF's Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Entrepreneur 30 ETF Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Entrepreneur 30 ETF will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all. In stressed market conditions, the market for the Entrepreneur 30 ETF's Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Entrepreneur 30 ETF's shares and the underlying value of such Entrepreneur 30 ETF's portfolio holdings. The market price of the Entrepreneur 30 ETF's Shares may deviate from the value of the Entrepreneur 30 ETF's underlying holdings, particularly during times of market stress, so, as a result, investors in the Entrepreneur 30 ETF may receive significantly more or significantly less than the value of its underlying securities.

The NAV of the Entrepreneur 30 ETF's Shares will generally fluctuate with changes in the market value of the Entrepreneur 30 ETF's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Entrepreneur 30 ETF's NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at, or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Entrepreneur 30 Index an Index trading at any point in time. The market prices of Shares may deviate significantly from the Entrepreneur 30 ETF's NAV of the shares during periods of market

5

volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Entrepreneur 30 ETF's NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Entrepreneur 30 ETF's NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Entrepreneur 30 ETF's Shares have more trading volume and market liquidity and higher if the Entrepreneur 30 ETF's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Swaps Risk

If the value of the specified security, index or other instrument tracked by a swap moves against the position held by the Entrepreneur 30 ETF, the Entrepreneur 30 ETF may be required to pay the dollar value of the decrease in value (or increase in value, for an inverse swap) to the counterparty. To the extent that the Entrepreneur 30 ETF utilizes total return swaps, such instruments will be considered illiquid by the Entrepreneur 30 ETF and the Entrepreneur 30 ETF will be required to segregate liquid assets under contractual obligations. Such segregation could limit the Entrepreneur 30 ETF's investment flexibility or impact the Entrepreneur 30 ETF's ability to meet current obligations, such as redemption requests from Authorized Participants.

Futures and Swaps Counterparty Risk

All counterparties are subject to pre-approval by the Board and the number of counterparties may vary over time. During periods of credit market turmoil or when the amount invested by the Entrepreneur 30 ETF in futures contracts or total return swaps is limited relative to the Entrepreneur 30 ETF's total net assets, the Entrepreneur 30 ETF may have only one or a few counterparties. In such circumstances, the Entrepreneur 30 ETF will be exposed to greater counterparty risk and the Entrepreneur 30 ETF may be unable to enter into futures contracts or total return swaps on terms that make economic sense, potentially preventing the Entrepreneur 30 ETF from achieving its investment objective or requiring it to enter into other types of derivative transactions which feature greater cost or risks. Further, a decline in the creditworthiness of a counterparty may impair the value of that counterparty's futures or swaps with the Entrepreneur 30 ETF, which could result in the loss of all value of the derivative.

Management Risk

The Entrepreneur 30 ETF may not fully replicate the Entrepreneur 30 Index and may hold securities not included in the Entrepreneur 30 Index. As a result and to the extent the Entrepreneur 30 ETF utilizes a representative sampling strategy, the Entrepreneur 30 ETF is subject to the risk that the Advisor's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Redemption Risk

Shares are not individually redeemable. Shares may be redeemed by the Entrepreneur 30 ETF only in large blocks known as Creation Units. The Entrepreneur 30 ETF may not redeem Shares in fractional Creation Units. Only certain large

6

institutions that enter into agreements with the Distributor, known as Authorized Participants, are authorized to transact in Creation Units with the Entrepreneur 30 ETF. All other persons or entities transacting in Shares must do so in the Secondary Market.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Entrepreneur 30 ETF. The Entrepreneur 30 ETF has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Entrepreneur 30 ETF Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for Shares of the Entrepreneur 30 ETF may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in Shares of the Entrepreneur 30 ETF and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the Entrepreneur 30 ETF's Shares and the value of its underlying securities.

Derivatives

The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or "derived from" — the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes. The Fund will not invest more than 5% of the value of its total assets in derivative securities.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter ("OTC") market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manager does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a "senior security", and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. Such Fund bears the risk that the portfolio manager will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

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To terminate an obligation on a call that the Fund has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered": (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing

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a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund's positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund's loss from an un-hedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund may only purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Fund is operated by an investment advisor that claims an exclusion on behalf of the Fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA") pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (the "CFTC"). Accordingly, neither the Fund nor the relevant advisor is subject to registration or regulation as a "commodity pool operator" under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund's investments in certain derivative instruments regulated under the CEA ("Commodity Interests"), including futures, swaps and options on futures, exceed a certain threshold, the relevant advisor may be required to register as a "commodity pool operator" and/or "commodity trading advisor" with the CFTC with respect to the Fund. The Fund's eligibility to claim the exclusion will be based upon the level and scope of its investment in Commodity Interests, the purposes of such investments and the manner in which the Fund holds out its use of Commodity Interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in Commodity Interests cannot generally exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of Commodity Interests not used solely for "bona fide hedging purposes," determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Fund currently intends to operate in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Advisor's ability to manage the Fund under certain market conditions and may adversely affect the Fund's total return. In the event the Advisor becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund's expenses may increase.

When the Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the amount of the actual contractual obligation to pay in the future of the futures contract. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures

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contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the portfolio manager's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board has delegated to the relevant advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed each advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the

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disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. The Fund considers a security illiquid if the Fund holds more than the average daily trading volume, based on a 30-day trading volume.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the relevant advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

The Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary or emergency purposes. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund's total assets.

Money Market Instruments

The Fund may invest in cash and money market securities to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks. Other money market securities in which the Fund may invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

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The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The applicable advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the investing Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an

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investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and nonconvertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Cybersecurity Risks

With the increased use of technologies such as mobile devices and web-based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Fund to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Fund's operations (e.g., through "hacking," "phishing," or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund's website (i.e., efforts to make network services unavailable

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to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

Cybersecurity incidents affecting the Fund, the advisors, the sub-advisor and other service providers to the Fund (including, but not limited to, the Fund's accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Fund and its shareholders, interfere with the Fund's ability to calculate its net asset value, impede trading, render Fund shareholders unable to transact business and the Fund unable to process transactions, cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund tracks, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the 1940 Act, of the shares of the Fund. Under the 1940 Act, approval of the holders of a "majority" of the Fund's outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's borrowing of money.

The Fund may not:

1.	Borrow money to an extent or in a manner not permitted under the 1940 Act. As of the date of this SAI, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.
2.	Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.
3.	Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.
4.	Purchase securities on margin. However, the Fund may obtain such short-term credit as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.
5.	Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.
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6.	Concentrate in securities of non-governmental issuers whose principal business activities are in the same industry, except to the extent that the Entrepreneur 30 Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.
7.	Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Fund may lend its portfolio securities.
8.	Issue senior securities to an extent not permitted under the 1940 Act. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.

"Concentration", for the purposes of the Fund's investment restrictions, means "25 percent or more of the value of the Fund's total assets invested or proposed to be invested in a particular industry or group of industries."

The Fund has adopted certain other investment restrictions that are not fundamental policies and which may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's investments in illiquid securities and the Fund's borrowing of money. Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.	The Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2.	The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies. The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1¬1 under the 1940 Act.
3.	The Fund will not invest in companies for the primary purpose of acquiring control or management thereof.

The Fund's investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval in accordance with the 1940 Act. If the Board decides to change the Fund's investment objective, shareholders will be given 60 days' advance notice.

As long as the aforementioned investment restrictions are complied with, the Fund may invest its assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limits under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which

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the principal repayment and interest payments are based on the movement of one or more factors, such as the movement of a particular stock or stock index), and/or stock index futures contracts, options on such futures contracts, swap agreements, forward contracts, reverse repurchase agreements, stock options and stock index options (collectively, "Financial Instruments"). Financial Instruments may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows. The Fund will not directly employ leverage in its investment strategies. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in the Fund's Annual Fund Operating Expenses, affect the Fund's performance. A portfolio turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year. A portfolio turnover rate of 100% or more would result in the Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund's total return. High portfolio turnover could also result in the payment by the Fund's shareholders of increased taxes on realized gains.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. In-kind subscriptions and redemptions are not included in the portfolio turnover calculations. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. ETFs, such as the Fund, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in Creation Units. However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that the Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity.

The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2020 was 130% and for the fiscal year ended June 30, 2019 was 39%. As a result of the outbreak of COVID-19, the Fund took a temporary defensive position, which resulted in an increase in portfolio turnover.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund's Chief Compliance Officer ("CCO") will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

As an ETF, information about the Fund's portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund's listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund's anticipated portfolio holdings as of the next business day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the listing Exchange, the National Securities Clearing Corporation ("NSCC") and/or third party service providers.

The Fund will disclose on the Fund's website (www.ershares.com) at the start of each business day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund's calculation of its

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NAV on that business day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior business day and/or trades that have been completed prior to the opening of business on that business day and that are expected to settle on the business day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund's portfolio holdings is permitted to personnel of the Advisor, the distributor and the Fund's administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund's Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund's portfolio holdings or other investment positions except in accordance with the policy. The Trust's Board reviews the implementation of the policy on a periodic basis.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX

The Entrepreneur 30 Index selects companies from the Index Universe using six factors described below. The six factors, which are sometimes referred to as the entrepreneurial standards, are: (1) Management - which requires that set factors regarding a company's management must be met for a company to be included in the Index, including, among other things, that the turnover among the top five executives within a company as compared to other companies in the Index Universe must be met for the company to be included. (2) Compensation - which requires that set factors such as annual compensation, salary, bonus, stock options and other compensation criteria be met for a company to be included in the Index, including, among other things, that the executive compensation among the top five executives of a company relative to comparable executives in similar companies in the Index Universe must be met for the company to be included. (3) Revenue – which requires that a company meet predetermined criteria regarding revenue over a static threshold to be included in the Index, including, among other things, that the amount and growth of revenue of a company as compared to predetermined benchmarks must be met for the company to be included. (4) Ownership – which requires that a company meet predetermined criteria regarding ownership among all key investors and stakeholders to be included in the Index, including, among other things, that the absolute and relative ownership levels of the top ten stakeholders of a company as compared to predetermined benchmarks must be met for the company to be included. (5) Profitability – which requires that a company meet predetermined criteria regarding net income over a static threshold to be included in the Index, including among other things, that the net income of a company as compared to predetermined benchmarks must be met for the company to be included. (6) Company Statistics - which requires that a company meet predetermined criteria regarding the corporate structure, and other company statistics, to be included in the Index, including, among other things, that a company must have certain set characteristics within its corporate structure, as compared to other companies in Index Universe, to be included in the Index. Companies are not eligible to enter the Index until one year after their initial public offering or spin-off.

To construct the Entrepreneur 30 Index, each constituent in the Index Universe that meets all six of the entrepreneurial standards is ranked by its market capitalization, with the 30 largest companies by market capitalization being selected to be in the index.

As of September 30, 2020, the Index Universe consisted of 30 component securities. The Entrepreneur 30 Index is rebalanced and reconstituted on a quarterly basis (following the close of trading on the second Friday in March, June, September and December).

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MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Fund, the Global Fund, the US Small Cap Fund, the US Large Cap Fund and the Non-US Small Cap ETF are the only funds in the "Fund Complex" as defined in the 1940 Act, and they are collectively sometimes referred to herein as the "Funds". The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Additional Disclosure Regarding Fund Trustees and Officers

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees Charles Aggouras 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1967	Trustee	Since 2018	Real estate investment and development	5	None
George R. Berbeco 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1944	Trustee	Since 2010	Private Investor;Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009)	5	Director – Bay Colony Development Corporation
Interested Trustees Joel M. Shulman, CFA 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1955	President and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College	5	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
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(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

Officers

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Board of Trustees appointed Scott Stone, age 53, as an adviser to the Board. As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant. Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) of Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $8 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.

Mr. Stone is an interested person of the Funds because Pentegra Investors, Inc. is an affiliate of the Pentegra Defined Benefit Plan for Financial Institutions (the "Pentegra DB Plan"), a tax qualified pension plan and trust that holds a 25% equity stake in Capital Impact Advisors, LLC, the investment advisor to both the US Small Cap Fund and the US Large Cap Fund, and that is the majority shareholder of all of the Funds. The insight and approval of Mr. Stone on strategic decisions regarding the advisors to the Funds is sought by Dr. Shulman, who is the control person of the advisors to the Funds.

Qualification of Trustees

Dr. Shulman's experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the portfolio managers of the Funds, led to the conclusion that he should serve as a Trustee. Mr. Aggouras and Mr. Berbeco are experienced businessmen and Mr. Berbeco is familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Fund. These combinations of skills and attributes led to the conclusion that each of Mr. Aggouras and Mr. Berbeco, should serve as a Trustee.

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Dr. Joel Shulman has been a Trustee and portfolio manager of the Funds since inception of the fund family. Dr. Shulman has extensive skill and experience as a portfolio manager, as well as familiarity with the investment strategies utilized by the portfolio managers of the Funds.

Charles Aggouras has been a Trustee of the Funds since 2018. He brings a unique perspective as the president and chief executive officer of a real estate development and investment firm. He is also experienced with financial matters.

George Berbeco has been a Trustee of the Funds since inception of the fund family. He brings a unique perspective as an accomplished entrepreneur and as a private investor. He is also experienced with financial, accounting, regulatory and investment matters.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Funds. The Board has engaged the advisors and sub-advisor, as applicable, to manage the Funds and is responsible for overseeing the advisors and sub-advisor, as applicable, and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Funds do not have a Chairman of the Board. As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board. The Board does not have a lead non-interested Trustee. The Funds have determined that the Board's leadership structure is appropriate given its size and the nature of the Funds. The Board plans to meet every quarter to discuss matters related to the Funds.

The Trustees may consider nominations by shareholders for trustee vacancies. These nominations will be duly considered by the independent Trustees (or a duly constituted committee) and evaluated on their merits consistent with the Trustees' obligations to the Trust.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds' principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the advisors and sub-advisor and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds' CCO.

Audit Committee

The Board has an Audit Committee whose members consist of Mr. Aggouras and Mr. Berbeco, each of whom is a non-interested Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee met twice during the prior fiscal year

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The Board has no other committees.

Compensation

The current, operating Funds' standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $2,500 for each Board meeting and a fee of $500 for each Audit Committee meeting attended, including special meetings. The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board. The Funds do not provide pension or retirement benefits to its Trustees. With regard to the Fund, these amounts will not be paid directly by the Fund, but instead will be paid by the Advisor out of the Advisor's fee, pursuant to the Advisor's unified fee arrangement with the Fund, as described below. The aggregate compensation paid by the current, operating Funds to each non-interested Trustee during the fiscal year ending June 30, 2020 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Charles Aggouras	$ 11,000	$ 11,000
George R. Berbeco	$ 11,000	$ 11,000
Interested Trustee
Joel M. Shulman	$ 0	$ 0

Proxy Voting Policy

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30, is available without charge by calling 1-877-271-8811 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with the applicable advisor's proxy voting policy. The advisors generally follow the so-called "Wall Street Rule" (namely, it votes as management recommends or sells the stock prior to the meeting). The advisors believe that following the "Wall Street Rule" is consistent with the economic best interests of the Funds. When management makes no recommendation, the applicable advisor will not vote proxies unless the advisors determine the failure to vote would have a material adverse effect on the applicable Fund. If the advisor determines that the failure to vote would have a material adverse effect on such Fund, the advisors will vote in accordance with what it believes are the economic best interests of that Fund. Consistent with its duty of care, the advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the applicable Fund invests. In the event that a vote presents a conflict of interest between the interests of the Fund and its advisor, the advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, "echo" vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. While Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3) Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

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Dollar Range of Trustee Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the current, operating Funds as of December 31, 2019.

None of the Trustees who are non-interested Trustees, or any members of their immediate family, own shares of the advisors, the sub-advisor or companies, other than registered investment companies, controlled by or under common control with the advisors or the sub-advisor.

Name of Trustee	Dollar Range of Equity Securities in the Entrepreneur 30 ETF	Dollar Range in the Non-US Small Cap ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
George Berbeco	$1 - $10,000	$1 - $10,000	Under $10,000
Dr. Joel Shulman	Over $100,000	Over $100,000	Over $100,000
Charles Aggouras	$1 - $10,000	$1 - $10,000	Under $50,000

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

The persons identified below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund's outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of the Fund's outstanding voting securities.

As of October 23, 2020, Cede & Co. was known to own of record all of the Fund's outstanding shares, as detailed below. Other than the Pentegra DB Plan, the Fund does not have information concerning the beneficial ownership of shares of the Fund. The Pentegra DB Plan holds a majority of the shares of the Fund and is a control person of the Fund, as discussed above.

ERShares Entrepreneur 30 ETF

Name	Address	Number of Shares	% Hold
Cede & Co.	55 Water Street, 25th Floor New York, New York 10041	5,700,000	100%

As of October 1, 2020, the officers and Trustees of all of the funds in the Fund Complex as a group owned an aggregate of less than 1% of each of the Funds other than the Global Fund where the officers and Trustees of the Funds hold approximately 4.1%.

ADVISORY AND OTHER SERVICES

The Advisors and Sub-Advisor

Seaport Global Advisors, LLC ("Seaport"), formerly known as Weston Capital Advisors, LLC, is the Fund's investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC is the Fund's investment sub-advisor (the "Sub-Advisor"), and was formed on April 1, 2010. The investment advisor has delegated the day-to-day management of the Fund's portfolio to the Sub-Advisor. Under the sub-advisory agreement for the Fund, the Sub-Advisor makes specific portfolio investments in accordance with the Fund's investment objective and the Sub-Advisor's investment approach and

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strategies. Seaport pays a sub-advisory fee to the Sub-Advisor from its own assets, and the sub-advisory fee is not an additional expense of the Fund.

Capital Impact Advisors, LLC ("Capital Impact Advisors") is the investment advisor to the Fund and was formed in April 2013. Under the advisory agreement for the Fund, each advisor makes specific portfolio investments in accordance with the Fund's investment objective and the advisor's investment approach and strategies.

Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of Capital Impact Advisors and Seaport, and President of EntrepreneurShares, LLC. Dr. Shulman's position with the Trust and the Fund is described below under the caption "Portfolio Manager" and above under the caption "Management-Management Information." Dr. Shulman controls the advisory entities through equity ownership of each entity. While Dr. Schulman controls Capital Impact Advisors, the Pentegra DB Plan holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the US Small Cap Fund and the US Large Cap Fund.

Under the current investment advisory agreement, Capital Impact Advisors has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund. The current term of the investment advisory agreement for the Fund will continue for one year, until September 30, 2021, unless terminated earlier in accordance with its terms.

The benefits derived by Capital Impact Advisors from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the non-interested Trustees, or any members of their immediate family, owns shares of Capital Impact Advisors or any companies, other than registered investment companies, controlled by or under common control with Capital Impact Advisors.

Under the investment advisory agreement for the Fund (the "Advisory Agreement"), Capital Impact Advisors pays all of its expenses arising from the performance of its obligations under the Advisory Agreement and pays all salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of Capital Impact Advisors. Capital Impact Advisors is not required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Capital Impact Advisors or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses. The Fund pays Capital Impact Advisors a monthly fee based on the Fund's average daily net assets at the annual rate of 0.49% (a unified fee out of which Capital Impact Advisors pays all of the ordinary operating expenses of the Fund).

Out of the management fee for the Fund, Capital Impact Advisors is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business. Capital Impact Advisors' management fee is designed to cause substantially all of the Fund's expenses to be paid and to compensate the Advisor for providing services for the Fund.

The Advisory Agreement remained in effect for two (2) years and now continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or (ii) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that it may be terminated at any time

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without the payment of any penalty, by the Board or by vote of a majority of the Fund's shareholders, on sixty (60) calendar days' written notice to the Advisor, and by the Advisor on the same notice to the Fund. The Advisory Agreement provides that it will be automatically terminated if it is assigned.

The Advisory Agreement provides that the Advisor will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Fund paid advisory fees in the amount of $361,651 for the fiscal year ended June 30, 2019 and paid $422,710 for the fiscal year ended June 30, 2020.

The Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, acts as the administrator, dividend disbursing agent and fund accounting agent for the Fund pursuant to a services agreement between the Trust and Ultimus (the "Services Agreement"). Pursuant to the Fund Servicing Agreement with the Trust, Ultimus provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Fund. In connection with its role as fund accounting agent, Ultimus performs record maintenance, accounting, Fund performance, financial statement and regulatory filing services for the Fund.

Custodian

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110-1548, serves as the Trust's custodian and index receipt agent pursuant to a Global Custodial and Agency Services Agreement (the "Custodian Agreement") and transfer agent pursuant to the Services Agreement. Pursuant to the Custodian Agreement, the custodian maintains cash, securities and other assets of the Trust and the Fund in separate accounts, keeps all required books and records and provides other necessary services. The custodian is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Fund.

Distributor

Foreside Fund Services, LLC (the "Distributor") serves as the distributor for the Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04106. The Distributor offers shares of each Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund's broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund.

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PORTFOLIO MANAGER

The Portfolio Manager to the Funds may have responsibility for the day-to-day management of accounts other than the applicable Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2020.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joel M. Shulman			1 Account
	N/A	N/A	Under $50,000.00	N/A	N/A	N/A

The advisors and Sub-Advisor typically assign accounts with similar investment strategies to the Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the advisors and/or the Sub-Advisor or one of their affiliates in an account and certain trading practices used by the Portfolio Manager (for example, cross trades between the Funds and another account and allocation of aggregated trades). The advisors and Sub-Advisor have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the advisors and Sub-Advisor have adopted policies limiting the ability of the Portfolio Manager to cross securities (pursuant to these policies, if the advisor or the Sub-Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer and (b) inform the customer of the capacity in which the advisor or Sub-Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The Portfolio Manager is compensated in various forms. The following table outlines the forms of compensation paid to the Portfolio Manager as of October 1, 2020. There are no differences between the method used to determine the Portfolio Manager's compensation with respect to each Fund.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Seaport Global Advisors, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Seaport Global Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

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Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the Sub-Advisor.

The dollar range of equity securities in the Fund beneficially owned by the Portfolio Manager as of June 30, 2020 is $100,001 - $500,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Sub-Advisory and Advisory Agreements, the advisors and Sub-Advisor are responsible for decisions to buy and sell securities for the applicable Fund, broker dealer selection, and negotiation of brokerage commission rates. (These activities are subject to the general supervision and responsibility of the Board, as are all of the activities of the advisors and Sub-Advisor). The primary consideration of the advisors and Sub-Advisor in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of a Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by such Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the advisors or Sub-Advisor may make purchases of underwritten issues for the applicable Fund at prices that include underwriting fees.

In selecting a broker dealer to execute each particular transaction, the advisors and Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board may determine, the applicable advisor or Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused such Fund to pay a broker or dealer that provides brokerage or research services to the applicable advisor or Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the advisor or Sub-Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by

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such broker or dealer, viewed in terms of either that particular transaction or the advisor's or Sub-Advisor's overall responsibilities with respect to the Trust or other accounts for which such advisor or the Sub-Advisor has investment discretion. The applicable advisor or Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, either advisor, the Sub-Advisor or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the advisors and Sub-Advisor shall determine and the advisors and Sub-Advisor shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

During the most recent fiscal year, no Fund or advisor of a Fund has directed that Fund's brokerage transactions to a broker because of research services provided. During the most recent fiscal year, no Fund has acquired securities of its regular brokers or dealers or of their parents.

Brokerage Commissions

The Fund paid brokerage commissions in the amount of $4,028 for the fiscal year ended June 30, 2019 and $41,006 for the fiscal year ended June 30, 2020

NET ASSET VALUE

The NAV of the Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund's NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Fund's shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the portfolio manager under procedures established by and under the general supervision and responsibility of the Board. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments which mature in less than 60 days from the time of purchase are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and

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for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates are not issued for Shares.

DTC has advised the Trust as follows: DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) ("Alternext") and FINRA.

Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). DTC agrees with and represents to DTC Participants that it administers its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not be entitled to have Shares registered in their names, do not receive or are entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take,

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DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede& Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners are effected as follows. DTC makes available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Alternext.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares' NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a "Business Day"). The Exchange is open for trading Monday through Friday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund's portfolio as selected by the Advisor ("Fund Securities") and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the "Deposit Amount," an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant shall deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant shall receive the Cash Component.

The Custodian through NSCC (see the section of this SAI entitled "Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units"), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash ( i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Purchases of Creation Units principally or in part for cash, if permitted, shall be effected in essentially the same manner as in-kind purchases of Creation Units of the Fund. In the case of a cash purchase, the Authorized Participant must pay the Fund Deposit entirely or in part in cash. The Authorized Participant placing a cash creation order shall be responsible for the Fund's brokerage and other transaction costs associated with using the cash to purchase the Deposit Securities of the Fund, in addition to the creation transaction fee for such Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either: (1) through Continuous Net Settlement System of the NSCC ("Clearing Process"), a clearing agency that is registered with the SEC, by a "Participating Party," (i.e., a broker-dealer or other participant in the Clearing Process); or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled "Additional Information Concerning Shares — Book Entry Only System"). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a "Participant Agreement"); such parties are collectively referred to as "APs" or "Authorized Participants." Investors should contact the Distributor for the names of Authorized Participants.

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All Fund Shares, whether created through or outside the Clearing Process, are entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor processes orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange ("Closing Time") (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail is opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled "Purchase and Redemption of Creation Units—Placement of Creation Orders Using Clearing Process" and "Purchase and Redemption of Creation Units—Placement of Creation Orders Outside Clearing Process."

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAT entitled "Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process" and "Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process."

Placement of Creation Orders Through the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date ("DTC Cut-Off-Time").

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component.

The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction costs may be borne by Authorized Participants with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled "Purchase and Sale of Creation Units—Creation—Creation Transaction Fee."

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the

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validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust's determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee ("Creation Transaction Fee") of $250 for each creation order which represents the maximum transaction fee. Authorized Participants placing a creation order in whole or in part in cash will also be responsible for the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares' NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to the Fund, the Custodian, through NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities ("Cash Redemption Amount"), less a redemption transaction fee (see the section of this SAI entitled "Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee").

The right of redemption may be suspended or the date of payment postponed: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of the Fund's NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Through the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either: (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above; or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

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Redemption Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee ("Redemption Transaction Fee") of $250 for each redemption order, which represents the maximum transaction fee.

Authorized Participants will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Cash Creations and Redemptions

The Trust reserves the right to offer a "cash" option for creations or redemptions of all Fund Shares, although it has no current intention of doing so for the Fund. A cash creation would involve the delivery of cash in lieu of some or all Deposit Securities for such creation order. In each instance of such cash creations, Authorized Participants placing creation orders will be responsible for Trust brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Authorized Participants will also be charged the Creation Transaction Fee or Redemption Transaction Fee. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act of 1933, as amended, (the "Securities Act") must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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DIVIDENDS AND DISTRIBUTIONS

General Policies

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a "regulated investment company" (a "RIC") or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder's account(s), as a shareholder's account(s) may be transferred to the shareholder's state of residence if no activity occurs within the shareholder's account during the "inactivity period" specified in the applicable state's abandoned property laws. Specifically, an incorrect address may cause a shareholder's account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder's account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The shareholder's last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, an advisor may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund's investment objective and in a manner that is consistent with the applicable advisor's fiduciary duties under federal and state law to act in the best interests of each Fund.

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There may also be times when a given investment opportunity is appropriate for some, or all, of an advisor's other client accounts. It is the policy and practice of both advisors not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If an advisor determines that a particular investment is appropriate for more than one client account, the advisor may aggregate securities transactions for those client accounts ("block trades"). To ensure that no client account is disadvantaged as a result of such aggregation, both advisors have adopted policies and procedures to ensure that they do not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the advisor aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts' participation.

It is both advisors general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of an advisor's control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, an advisor may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund's transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund's per share NAV and its subsequent long-term investment return.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities

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or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

ERShares Entrepreneur 30 ETF
c/o Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

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Distributions

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

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Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any passive foreign investment companies ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Non-U.S. ShareholdersU.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are "financial institutions" may be subject

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to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an

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applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

GENERAL INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of a Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Fund at the Fund's most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

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The Board may appoint separate Trustees with respect to one or more series or classes of the Trust's shares ("Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class. The Trustees identified in this SAI are Trustees of the overall Trust and not solely Series Trustees of any Fund.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Set forth below is a description of commercial paper ratings used by two major nationally recognized statistical ratings organizations ("NRSROs"), S&P and Moody's. NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. An NRSRO may change, suspend or withdraw its ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

S&P

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings

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trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Fund.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended June 30, 2020, together with the notes thereto, and the report of BBD, LLP, the Fund's independent registered public accounting firm, are incorporated by reference from the Fund's Annual Report for the fiscal year ended June 30, 2020 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. You can obtain a copy of the Annual Report without charge by calling the Fund at 877-271-8811.

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Statement of Additional Information

EntrepreneurShares Series Trust™

ERShares Non-US Small Cap ETF

October 28, 2020

175 Federal Street

Suite #875

Boston, MA 02110

Toll Free: 877-271-8811

This Statement of Additional Information ("SAI") for the ERShares Non-US Small Cap ETF (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus dated October 28, 2020 for the Fund, a series of the EntrepreneurShares Series Trust (the "Trust"). A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above. This SAI, the annual reports and the semi-annual reports of the Fund are available to shareholders and prospective investors without charge upon request.

"EntrepreneurShares. Invest in Visionary Leadership" and EntrepreneurShares™ are trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Funds' investment advisors.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	2
EXCHANGE LISTING AND TRADING	2
INVESTMENT RESTRICTIONS	2
INVESTMENT OBJECTIVE	4
INVESTMENT STRATEGIES AND RISKS	5
PORTFOLIO TURNOVER	16
DISCLOSURE OF PORTFOLIO HOLDINGS	16
CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX	17
MANAGEMENT	18
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	23
ADVISORY AND OTHER SERVICES	23
PORTFOLIO MANAGER	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
NET ASSET VALUE	27
BOOK ENTRY ONLY SYSTEM	28
PURCHASE AND REDEMPTION OF CREATION UNITS	30
CONTINUOUS OFFERING	35
DIVIDENDS AND DISTRIBUTIONS	36
INACTIVE ACCOUNTS	36
ALLOCATION OF INVESTMENT OPPORTUNITIES	37
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	37
GENERAL INFORMATION	48
DESCRIPTION OF COMMERCIAL PAPER RATINGS	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
FINANCIAL STATEMENTS	50

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated October 28 , 2020, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Fund.

The information contained herein regarding the index underlying the Fund (the "Underlying Index") and the index provider, EntrepreneurShares LLC (the "Index Provider"), was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources. The Underlying Index is the Entrepreneur Non-US Small Cap Index (the "Entrepreneur Small Cap Ex US Index").

The Fund intends to provide investment results that replicate the performance of the Entrepreneur Small Cap Ex US Index. The Entrepreneur Non-US Small Cap Index is maintained by the Index Provider, which is an affiliate of Capital Impact Advisors, LLC, the investment advisor to the Fund (the "Advisor"), and is licensed exclusively to the Advisor for use as an investment strategy. The Index Provider is an affiliated person of the Advisor, as they are both controlled by Mr. Shulman. This poses potential conflicts of interest. For example, a potential conflict could arise between Mr. Shulman or the Advisor and the Fund if that person attempted to use information regarding changes and composition of the Entrepreneur Non-US Small Cap Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the Advisor who may have access to, or knowledge of, pending changes to the Entrepreneur Non-US Small Cap Index's composition methodology or the constituent securities in the Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate "front-running" (which describes an instance in which other persons trade ahead of the Fund). Although the Advisor and the Sponsor have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Entrepreneur Non-US Small Cap Index), there can be no assurance that such measures will be successful.

The Entrepreneur Non-US Small Cap Index is comprised of 50 non-U.S. companies from around the world with market capitalizations based between $300 million and $5 billion USD and that meet the key entrepreneurial standards as set forth by the Index Provider, as described herein. Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age, and growth constraints, among others. The Entrepreneur Non-US Small Cap Index is rebalanced quarterly, and the Fund is also rebalanced quarterly.

This SAI does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

This Statement of Additional Information ("SAI") addresses the ERShares Non-US Small Cap ETF (the "Fund"), a series of the EntrepreneurShares Series Trust (the "Trust"). The Fund is a non-diversified series of the Trust that intends to provide investment results that replicate the performance of the Entrepreneur Non-US Small Cap Index (the "Underlying Index"). Each of the ERShares Global Fund™ ("Global Fund"), the ERShares US Small Cap Fund™ ("US Small Cap Fund"), the ERShares US Large Cap Fund™ ("US Large Cap Fund") and the ERShares Entrepreneur 30 ETF ("Entrepreneur 30 Fund") is a series of the Trust that is addressed in a separate Statement of Additional Information. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware statutory trust on July 1, 2010. This SAI supplements the information contained in the Fund's Prospectus dated October 28, 2020 and contains more detailed information about the Fund's investment strategies and policies and the types of instruments in which the Fund may invest. A summary of the risks associated with these instrument types and investment practices is included as well.

The shares of the Fund are referred to herein as "Fund Shares" or "Shares." The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"), generally in exchange for a basket of equity securities included in the Underlying Index ("Deposit Securities"), together with the deposit of a specified cash payment ("Cash Component"). Fund Shares trade on the NYSE Arca, Inc. (the "Exchange") at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund's continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Fund obtained from the Securities and Exchange Commission ("SEC") to operate as an exchange-traded fund ("ETF"). The Fund's failure to be so listed would result in the termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the 1940 Act, of the shares of the Fund. Under the 1940 Act, approval of the holders of a "majority" of the Fund's outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time

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of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's borrowing of money.

The Fund may not:

1.	Borrow money to an extent or in a manner not permitted under the 1940 Act. As of the date of this SAI, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.
2.	Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.
3.	Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.
4.	Purchase securities on margin. However, the Fund may obtain such short-term credit as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.
5.	Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.
6.	Concentrate in securities of non-governmental issuers whose principal business activities are in the same industry, except to the extent that the Entrepreneur Non-US Small Cap Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.
7.	Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Fund may lend its portfolio securities.
8.	Issue senior securities to an extent not permitted under the 1940 Act. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.

"Concentration", for the purposes of the Fund's investment restrictions, means "25 percent or more of the value of the Fund's total assets invested or proposed to be invested in a particular industry or group of industries."

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The Fund has adopted certain other investment restrictions that are not fundamental policies and which may be changed by the Board of Trustees (the "Board") without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's investments in illiquid securities and the Fund's borrowing of money. Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.	The Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2.	The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies. The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1¬1 under the 1940 Act.
3.	The Fund will not invest in companies for the primary purpose of acquiring control or management thereof.

The Fund's investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval in accordance with the 1940 Act. If the Board decides to change the Fund's investment objective, shareholders will be given 60 days' advance notice.

As long as the aforementioned investment restrictions are complied with, the Fund may invest its assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limits under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the principal repayment and interest payments are based on the movement of one or more factors, such as the movement of a particular stock or stock index), and/or stock index futures contracts, options on such futures contracts, swap agreements, forward contracts, reverse repurchase agreements, stock options and stock index options (collectively, "Financial Instruments"). Financial Instruments may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows. The Fund will not directly employ leverage in its investment strategies. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Entrepreneur Non-US Small Cap Index is market capitalization weighted index that is rebalanced quarterly and was developed by, and is maintained by, EntrepreneurShares, LLC, an affiliate of Capital Impact Advisors, LLC (the "Advisor"), and is licensed exclusively to the Advisor for use as an investment strategy. Dr. Joel Shulman is the portfolio manager of the Fund (the "Portfolio Manager"). The Index comprises 50 non-U.S. companies from around the world with market capitalizations between $300 million and $5 billion United States Dollar ("USD"), that have the highest rank based on the six investment style factors discussed below. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur Non-US Small Cap Index.

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INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Fund

Non-U.S. companies are issuers tied economically to countries other than the U.S. The equity securities (including common stocks, preferred stocks, convertible preferred stocks, and warrants) of non-U.S. companies that are part of the Index Universe (as defined herein) include equity securities of such companies that trade on major Global exchanges, and indirect investments such as American Depositary Receipts (ADRs) (sponsored only) and Global Depositary Receipts (GDRs) (sponsored only). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. The stocks included in the Fund are chosen solely on the basis of their inclusion in the Entrepreneur Small Cap Ex US Index.

No attempt is made to actively manage the Fund's portfolio by using economic, financial or market analysis. The adverse financial situation of a company will not result in its elimination from the Fund's portfolio unless the company is removed from the Entrepreneur Small Cap Ex US Index. The percentage of the Fund's assets invested in the stock of a particular company is approximately the same as the percentage weighting of such company in the Entrepreneur Small Cap Ex US Index.

There is no predetermined acceptable range of the difference between the total return of the Entrepreneur Non-US Small Cap Index and the total return of the Fund. Any difference is likely the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses, as well as subscription and redemption activity. On the other hand, the Fund does attempt to achieve a correlation of monthly returns with the Entrepreneur Non-US Small Cap Index of approximately 95% or better. A correlation of 100% would mean the total return of the Fund's assets would increase or decrease exactly the same as the total return of the Entrepreneur Small Cap Ex US Index.

The Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from the Underlying Index.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended ("Code").

Tracking Error Risk

The Fund's performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund fees and expenses, which the Underlying Index does not incur.

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The Fund is expected to fair value the foreign securities it holds. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities' closing price on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund's ability to track the Underlying Index may be adversely affected. To the extent that the value of assets denominated in foreign currencies is converted into USD using exchange rates selected by the Advisor that differ from the exchange rates selected by the Index Provider for use in calculating the Underlying Index, the Fund's ability to track the Underlying Index may be adversely impacted. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index due to restrictions or limitations imposed by or a lack of liquidity in certain countries and stock exchanges in which such securities trade or may be delayed in purchasing or selling securities included in the Underlying Index.

Common Stock Risk

The Fund invests in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities

The Fund may invest in securities of foreign issuers, including investing in ADRs or American Depository Shares ("ADSs") of non-U.S. companies. The Fund may also hold securities of foreign issuers in the form of ADRs or ADSs and it may invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to USD. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the relevant advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Investments in ADRs, ADSs or GDRs.

As noted above, the Fund may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. GDRs are issued by European financial institutions. ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository

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will distribute shareholder notices, voting instructions and other communications. The Fund may only invest in sponsored ADRs and GDRs.

Non-Principal Strategies and Risks of the Fund

Additional non-principal risks for the Non-US Small Cap ETF include the following:

Issuer Risk

The performance of the Non-US Small Cap ETF depends on the performance of individual companies in which the Non-US Small Cap ETF invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline

Swaps Risk

If the value of the specified security, index or other instrument tracked by a swap moves against the position held by the Non-US Small Cap ETF, the Non-US Small Cap ETF may be required to pay the dollar value of the decrease in value (or increase in value, for an inverse swap) to the counterparty. To the extent that the Non-US Small Cap ETF utilizes total return swaps, such instruments will be considered illiquid by the Non-US Small Cap ETF and the Non-US Small Cap ETF will be required to segregate liquid assets under contractual obligations. Such segregation could limit the Non-US Small Cap ETF's investment flexibility or impact the Non-US Small Cap ETF's ability to meet current obligations, such as redemption requests from Authorized Participants.

Futures and Swaps Counterparty Risk

All counterparties are subject to pre-approval by the Board and the number of counterparties may vary over time. During periods of credit market turmoil or when the amount invested by the Non-US Small Cap ETF in futures contracts or total return swaps is limited relative to the Non-US Small Cap ETF's total net assets, the Non-US Small Cap ETF may have only one or a few counterparties. In such circumstances, the Non-US Small Cap ETF will be exposed to greater counterparty risk and the Non-US Small Cap ETF may be unable to enter into futures contracts or total return swaps on terms that make economic sense, potentially preventing the Non-US Small Cap ETF from achieving its investment objective or requiring it to enter into other types of derivative transactions which feature greater cost or risks. Further, a decline in the creditworthiness of a counterparty may impair the value of that counterparty's futures or swaps with the Non-US Small Cap ETF, which could result in the loss of all value of the derivative.

Management Risk

The Non-US Small Cap ETF may not fully replicate the Entrepreneur Non-US Small Cap Index and may hold securities not included in the Entrepreneur Non-US Small Cap Index. As a result and to the extent the Non-US Small Cap ETF utilizes a representative sampling strategy, the Non-US Small Cap ETF is subject to the risk that the Advisor's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Redemption Risk

Shares are not individually redeemable. Shares may be redeemed by the Non-US Small Cap ETF only in large blocks known as Creation Units. The Non-US Small Cap ETF may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor, known as Authorized Participants, are authorized

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to transact in Creation Units with the Non-US Small Cap ETF. All other persons or entities transacting in Shares must do so in the Secondary Market.

Derivatives

The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or "derived from" — the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes. The Fund will not invest more than 5% of the value of its total assets in derivative securities.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter ("OTC") market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manager does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a "senior security", and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. Such Fund bears the risk that the portfolio manager will incorrectly

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forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate an obligation on a call that the Fund has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered": (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

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Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund's positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund's loss from an un-hedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund may only purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Fund is operated by an investment advisor that claims an exclusion on behalf of the Fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA") pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (the "CFTC"). Accordingly, neither the Fund nor the relevant advisor is subject to registration or regulation as a "commodity pool operator" under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund's investments in

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certain derivative instruments regulated under the CEA ("Commodity Interests"), including futures, swaps and options on futures, exceed a certain threshold, the relevant advisor may be required to register as a "commodity pool operator" and/or "commodity trading advisor" with the CFTC with respect to the Fund. The Fund's eligibility to claim the exclusion will be based upon the level and scope of its investment in Commodity Interests, the purposes of such investments and the manner in which the Fund holds out its use of Commodity Interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in Commodity Interests cannot generally exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of Commodity Interests not used solely for "bona fide hedging purposes," determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Fund currently intends to operate in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Advisor's ability to manage the Fund under certain market conditions and may adversely affect the Fund's total return. In the event the Advisor becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund's expenses may increase.

When the Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the amount of the actual contractual obligation to pay in the future of the futures contract. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

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Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the portfolio manager's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board has delegated to the relevant advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed each advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. The Fund considers a security illiquid if the Fund holds more than the average daily trading volume, based on a 30-day trading volume.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the relevant advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at

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all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

The Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary or emergency purposes. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund's total assets.

Money Market Instruments

The Fund may invest in cash and money market securities to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks. Other money market securities in which the Fund may invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is

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greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The applicable advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the investing Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and nonconvertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Real Estate Investment Trusts

The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Cybersecurity Risks

With the increased use of technologies such as mobile devices and web-based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Fund to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Fund's operations (e.g., through "hacking," "phishing," or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund's website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

Cybersecurity incidents affecting the Fund, the advisors, the sub-advisor and other service providers to the Fund (including, but not limited to, the Fund's accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Fund and its shareholders, interfere with the Fund's ability to calculate its net asset value, impede trading, render Fund shareholders unable to transact business and the Fund unable to process transactions, cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund tracks, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in the Fund's Annual Fund Operating Expenses, affect the Fund's performance. A portfolio turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year. A portfolio turnover rate of 100% or more would result in the Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund's total return. High portfolio turnover could also result in the payment by the Fund's shareholders of increased taxes on realized gains.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. In-kind subscriptions and redemptions are not included in the portfolio turnover calculations. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. ETFs, such as the Fund, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in Creation Units. However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that the Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity.

The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2019 was 138% and for the fiscal year ended June 30, 2020 was 139%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund's Chief Compliance Officer ("CCO") will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

As an ETF, information about the Fund's portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund's listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund's anticipated portfolio holdings as of the next business day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the listing Exchange, the National Securities Clearing Corporation ("NSCC") and/or third party service providers.

The Fund will disclose on the Fund's website (www.ershares.com) at the start of each business day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund's calculation of its NAV on that business day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior business day and/or trades that have been completed prior to the opening of business on that business day and that are expected to settle on the business day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund's portfolio holdings is permitted to personnel of the Advisor, the distributor and the Fund's administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund's Chief Compliance Officer may authorize disclosure of portfolio holdings.

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The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund's portfolio holdings or other investment positions except in accordance with the policy. The Trust's Board reviews the implementation of the policy on a periodic basis.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX

The Entrepreneur Non-US Small Cap Index is constructed using a rules-based methodology that purchases equity securities of non-U.S. companies, as discussed below, with a market capitalization between $300 million and $5 billion USD (the "Index Universe"). Non-U.S. companies are issuers tied economically to countries other than the U.S. The equity securities (including common stocks, preferred stocks, convertible preferred stocks, and warrants) of non-U.S. companies that are part of the Index Universe include equity securities of such companies that trade on major Global exchanges, and indirect investments such as American Depositary Receipts (ADRs) (sponsored only) and Global Depositary Receipts (GDRs) (sponsored only). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

The Entrepreneur Non-US Small Cap Index ranks the non-U.S. companies in the Index Universe by assigning to them percentile weights for each of the six investment style factors, described below, with greater weighting given to the compensation and ownership investment style factors. After the top 50 non-U.S. companies are identified from the Index Universe, these companies will comprise the Entrepreneur Non-US Small Cap Index, subject to selecting the next highest scoring company in the event the top fifty would result in the Fund having more than 30% of its portfolio invested in emerging market countries, as discussed below, more than 15% in any one country, or more than 35% in any one sector.

The Fund may invest in non-U.S. securities of issuers tied economically to countries with developing (or "emerging market") economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Fund, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. With regard to the maximum percentage limitation on investments in emerging market securities, the Fund calculates those limitations by defining "emerging market securities" as securities issued by companies located in emerging market countries.

The six investment style factors, which are sometimes referred to as the entrepreneurial standards, are: (1) Compensation, which ranks companies in the Index Universe based on how their annual compensation, salary, bonus, stock options and other compensation criteria compare to other companies in the Index Universe. For example, a company with executive compensation among its top five executives that is relatively lower than that of the other companies in the Index Universe will receive a higher weighting. (2) Ownership, which ranks companies in the Index Universe based on how much ownership of such companies is held among all key investors and stakeholders. For example, a company with ownership levels among its top ten stakeholders that is higher than that of other companies in the Index Universe will receive a higher weighting. (3) Management, which ranks companies in the Index Universe based on how the professional title and overall duration of their management compare to other companies in the Index Universe. For example, a company with lower turnover among its top five executives than other companies in the Index Universe will receive a higher weighting. (4) Revenue, which ranks companies in the Index Universe based on how their revenue over a static threshold compares to other companies in the Index Universe. For example, a company whose revenue and growth of revenue, as compared to predetermined benchmarks, is higher than that of the other companies in the Index Universe will receive a higher weighting. (5) Profitability, which ranks companies in the Index Universe based on how their net income over a static threshold compare to other companies in the Index Universe. For example, a company whose net income, as compared to predetermined benchmarks, is higher than that of the other companies in the Index Universe will receive a higher weighting. (6) Company

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Statistics, which ranks companies in the Index Universe based on how their corporate structure, and other company statistics, compare to those of other companies in the Index Universe. For example, a company whose corporate structure, based on predetermined standards, more closely matches such standards when compared to other companies in the Index Universe will receive a higher weighting.

As of September 1, 2020, the Index Universe consisted of 51 component securities. The Entrepreneur Non-US Small Cap Index is rebalanced and reconstituted on a quarterly basis (following the close of trading on the second Friday in March, June, September and December). The Fund will rebalance quarterly around the same time the Index is rebalanced.

To the extent that the Entrepreneur Non-US Small Cap Index is concentrated in a particular industry, the Fund also will be concentrated in that industry, which may expose the Fund to a greater risk of loss than if its investments were diversified across different industry sectors. It is not anticipated that the Fund will be concentrated upon launch.

The Fund's intention is to replicate the constituent securities of the Entrepreneur Non-US Small Cap Index as closely as possible, and the Advisor uses a "passive" or indexing approach to try to achieve the Fund's investment objective. So, the adverse financial situation of a company will not result in its elimination from the Fund's portfolio unless the company is removed from the Entrepreneur Non-US Small Cap Index. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a "representative sampling" strategy whereby the Fund would hold a significant number of the component securities of the Entrepreneur Non-US Small Cap Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund expects that over time, if it has sufficient assets, the correlation between the Fund's performance, before fees and expenses, and that of the Entrepreneur Non-US Small Cap Index will be 0.95 or better. A perfect correlation of 1.0 is unlikely as the Fund incurs operating and trading expenses unlike the Entrepreneur Non-US Small Cap Index.

The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund. So, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board. The Fund, the Global Fund, the US Small Cap Fund, the US Large Cap Fund and the Entrepreneur 30 Fund are the only funds in the "Fund Complex" as defined in the 1940 Act, and they are collectively sometimes referred to herein as the "Funds". The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

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Non-Interested Trustees

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees Charles Aggouras 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1967	Trustee	Since 2018	Real estate investment and development	5	None
George R. Berbeco 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1944	Trustee	Since 2010	Private Investor; Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009)	5	Director – Bay Colony Development Corporation
Interested Trustees Joel M. Shulman, CFA 175 Federal St, Suite #875 Boston, MA 02110 Birth Year: 1955	President and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College	5	None

(3)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(4)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None

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(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the advisors and sub-advisor.

The Board appointed Scott Stone, age 53, as an adviser to the Board. As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant. Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) of Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $8 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.

Mr. Stone is an interested person of the Funds because Pentegra Investors, Inc. is an affiliate of the Pentegra Defined Benefit Plan for Financial Institutions (the "Pentegra DB Plan"), a tax qualified pension plan and trust that holds a 25% equity stake in Capital Impact Advisors, LLC, the investment advisor to both the US Small Cap Fund and the US Large Cap Fund, and that is the majority shareholder of all of the Funds. The insight and approval of Mr. Stone on strategic decisions regarding the advisors to the Funds is sought by Dr. Shulman, who is the control person of the advisors to the Funds.

Qualification of Trustees

Dr. Shulman's experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the portfolio managers of the Funds, led to the conclusion that he should serve as a Trustee. Mr. Aggouras and Mr. Berbeco are experienced businessmen and Mr. Berbeco is familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Fund. These combinations of skills and attributes led to the conclusion that each of Mr. Aggouras and Mr. Berbeco, should serve as a Trustee.

Dr. Joel Shulman has been a Trustee and portfolio manager of the Funds since inception of the fund family. Dr. Shulman has extensive skill and experience as a portfolio manager, as well as familiarity with the investment strategies utilized by the portfolio managers of the Funds.

Charles Aggouras has been a Trustee of the Funds since 2018. He brings a unique perspective as the president and chief executive officer of a real estate development and investment firm. He is also experienced with financial matters.

George Berbeco has been a Trustee of the Funds since inception of the fund family. He brings a unique perspective as an accomplished entrepreneur and as a private investor. He is also experienced with financial, accounting, regulatory and investment matters.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Funds. The Board has engaged the advisors and sub-advisor, as applicable, to manage the Funds and is responsible for overseeing the advisors and sub-advisor, as applicable, and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Funds do not have a Chairman of the Board. As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board. The Board does not have a lead non-interested Trustee. The Funds have determined that the Board's leadership structure is appropriate given its size and the nature of the Funds. The Board plans to meet every quarter to discuss matters related to the Funds.

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The Trustees may consider nominations by shareholders for trustee vacancies. These nominations will be duly considered by the independent Trustees (or a duly constituted committee) and evaluated on their merits consistent with the Trustees' obligations to the Trust.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds' principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the advisors and sub-advisor and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds' CCO.

Audit Committee

The Board has an Audit Committee whose members consist of Mr. Aggouras and Mr. Berbeco, each of whom is a non-interested Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee met twice during the prior fiscal year

The Board has no other committees.

Compensation

The current, operating Funds' standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $2,500 for each Board meeting and a fee of $500 for each Audit Committee meeting attended, including special meetings. The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board. The Funds do not provide pension or retirement benefits to its Trustees. With regard to the Fund and the Entrepreneur 30 ETF, these amounts will not be paid directly by those Funds, but instead will be paid by the Advisor out of the Advisor's fee, pursuant to the Advisor's unified fee arrangement with those Funds, as described below. The aggregate compensation paid by the current, operating Funds to each non-interested Trustee during the fiscal year ending June 30, 2020 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees Charles Aggouras George R. Berbeco	$ 11,000 $ 11,000	$ 11,000 $ 11,000
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Interested Trustee Joel M. Shulman	$ 0	$ 0

Proxy Voting Policy

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30, is available without charge by calling 1-877-271-8811 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with the applicable advisor's proxy voting policy. The advisors generally follow the so-called "Wall Street Rule" (namely, it votes as management recommends or sells the stock prior to the meeting). The advisors believe that following the "Wall Street Rule" is consistent with the economic best interests of the Funds. When management makes no recommendation, the applicable advisor will not vote proxies unless the advisors determine the failure to vote would have a material adverse effect on the applicable Fund. If the advisor determines that the failure to vote would have a material adverse effect on such Fund, the advisors will vote in accordance with what it believes are the economic best interests of that Fund. Consistent with its duty of care, the advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the applicable Fund invests. In the event that a vote presents a conflict of interest between the interests of the Fund and its advisor, the advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, "echo" vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. While Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3) Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Dollar Range of Trustee Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the current, operating Funds as of December 31, 2019. The Fund is newly organized and as of the date of this SAI has had no operations.

None of the Trustees who are non-interested Trustees, or any members of their immediate family, own shares of the advisors, the sub-advisor or companies, other than registered investment companies, controlled by or under common control with the advisors or the sub-advisor.

Name of Trustee	Dollar Range of Equity Securities in the Entrepreneur 30 ETF	Dollar Range in the Non-US Small Cap ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
George Berbeco	$1 - $10,000	$1 - $10,000	Under $10,000
Dr. Joel Shulman	Over $100,000	Over $100,000	Over $100,000
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Charles Aggouras	$1 - $10,000	$1 - $10,000	Under $50,000

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

The persons identified below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund's outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of the Fund's outstanding voting securities.

As of October 23, 2020, Cede & Co. was known to own of record all of the Fund's outstanding shares, as detailed below. Other than the Pentegra DB Plan, the Fund does not have information concerning the beneficial ownership of shares of the Fund. The Pentegra DB Plan holds a majority of the shares of the Fund and is a control person of the Fund, as discussed above.

ERShares Non-US Small Cap ETF

Name	Address	Number of Shares	% Hold
Cede & Co.	55 Water Street, 25th Floor New York, New York 10041	1,600,000	100%

As of October 1, 2020, the officers and Trustees of all of the funds in the Fund Complex as a group owned an aggregate of less than 1% of each of the Funds other than the Global Fund where the officers and Trustees of the Funds hold approximately 4.1%.

ADVISORY AND OTHER SERVICES

The Advisors and Sub-Advisor

Seaport Global Advisors, LLC ("Seaport"), formerly known as Weston Capital Advisors, LLC, is the Fund's investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC is the Fund's investment sub-advisor (the "Sub-Advisor"), and was formed on April 1, 2010. The investment advisor has delegated the day-to-day management of the Fund's portfolio to the Sub-Advisor. Under the sub-advisory agreement for the Fund, the Sub-Advisor makes specific portfolio investments in accordance with the Fund's investment objective and the Sub-Advisor's investment approach and strategies. Seaport pays a sub-advisory fee to the Sub-Advisor from its own assets, and the sub-advisory fee is not an additional expense of the Fund.

Capital Impact Advisors, LLC ("Capital Impact Advisors") is the investment advisor to the Fund and was formed in April 2013. Under the advisory agreement for the Fund, each advisor makes specific portfolio investments in accordance with the Fund's investment objective and the advisor's investment approach and strategies.

Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of Capital Impact Advisors and Seaport, and President of EntrepreneurShares, LLC. Dr. Shulman's position with the Trust and the Fund is described below under the caption "Portfolio Manager" and above under the caption "Management-Management Information." Dr. Shulman controls the advisory entities through equity ownership of each entity. While Dr. Shulman controls Capital Impact Advisors, the Pentegra DB Plan holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the US Small Cap Fund and the US Large Cap Fund.

Under the current investment advisory agreement, which was effective as of December 28, 2018, Capital Impact Advisors has overall responsibility for assets under management, provides overall investment strategies and programs for

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the Fund. The current term of the investment advisory agreement for the Fund will continue for an initial term of two years, until December 28, 2021, unless terminated earlier in accordance with its terms.

The benefits derived by Capital Impact Advisors from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the non-interested Trustees, or any members of their immediate family, owns shares of Capital Impact Advisors or any companies, other than registered investment companies, controlled by or under common control with Capital Impact Advisors.

Under the investment advisory agreement for the Fund (the "Advisory Agreement"), Capital Impact Advisors pays all of its expenses arising from the performance of its obligations under the Advisory Agreement and pays all salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of Capital Impact Advisors. Capital Impact Advisors is not required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Capital Impact Advisors or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses. The Fund pays Capital Impact Advisors a monthly fee based on the Fund's average daily net assets at the annual rate of 0.75% (a unified fee out of which Capital Impact Advisors pays all of the ordinary operating expenses of the Fund).

Out of the management fee for the Fund, Capital Impact Advisors is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business. Capital Impact Advisors' management fee is designed to cause substantially all of the Fund's expenses to be paid and to compensate the Advisor for providing services for the Fund.

As discussed above, the Advisory Agreement remains in effect for two (2) years and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or (ii) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the Fund's shareholders, on sixty (60) calendar days' written notice to the Advisor, and by the Advisor on the same notice to the Fund. The Advisory Agreement provides that it will be automatically terminated if it is assigned.

The Advisory Agreement provides that the Advisor will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Fund paid advisory fees in the amount of $35,062 for the period ended June 30, 2019 and 190,753 for the period ended June 30, 2020.

The Administrator and Fund Accountant

Ultimus Fund Solutions, LLC ("Ultimus"), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, acts as the administrator, dividend disbursing agent and fund accounting agent for the Fund pursuant to a services agreement by and among the Trust and Ultimus (the "Services Agreement"). Pursuant to the Fund Servicing Agreement with the Trust,

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Ultimus provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Fund. In connection with its role as fund accounting agent, Ultimus performs record maintenance, accounting, Fund performance, financial statement and regulatory filing services for the Fund.

Custodian and Transfer Agent

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110-1548, serves as the Trust's custodian and index receipt agent pursuant to a Global Custodial and Agency Services Agreement and transfer agent (the “Custodian Agreement”). Pursuant to the Custodian Agreement, the custodian maintains cash, securities and other assets of the Trust and the Fund in separate accounts, keeps all required books and records and provides other necessary services. The custodian is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Fund.

Distributor

Foreside Fund Services, LLC (the "Distributor") serves as the distributor for the Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04106. The Distributor offers shares of each Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund's broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund.

PORTFOLIO MANAGER

The Portfolio Manager to the Fund may have responsibility for the day-to-day management of accounts other than the applicable Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2020.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joel M. Shulman			1 Account
	N/A	N/A	Under $50,000.00	N/A	N/A	N/A

The advisors and Sub-Advisor typically assign accounts with similar investment strategies to the Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the advisors and/or the Sub-Advisor or one of their affiliates in an account and certain trading practices used by the Portfolio Manager (for example, cross trades between the Funds and another account and allocation of aggregated trades). The advisors and Sub-Advisor have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the advisors and Sub-Advisor have adopted policies limiting the ability of the Portfolio Manager to cross securities (pursuant to these policies, if the advisor or the Sub-Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer and (b) inform the customer of the capacity in which the advisor or Sub-Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these

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policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The Portfolio Manager is compensated in various forms. The following table outlines the forms of compensation paid to the Portfolio Manager as of October 1, 2020. There are no differences between the method used to determine the Portfolio Manager's compensation with respect to each Fund.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Seaport Global Advisors, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Seaport Global Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman's salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the Sub-Advisor.

The dollar range of equity securities in the Fund beneficially owned by the Portfolio Manager as of June 30, 2020 is None.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the sub-advisory and advisory agreements, the advisors and Sub-Advisor are responsible for decisions to buy and sell securities for the applicable Fund, broker dealer selection, and negotiation of brokerage commission rates. (These activities are subject to the general supervision and responsibility of the Board, as are all of the activities of the advisors and Sub-Advisor). The primary consideration of the advisors and Sub-Advisor in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of a Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by such Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the advisors or Sub-Advisor may make purchases of underwritten issues for the applicable Fund at prices that include underwriting fees.

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In selecting a broker dealer to execute each particular transaction, the advisors and Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board may determine, the applicable advisor or Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused such Fund to pay a broker or dealer that provides brokerage or research services to the applicable advisor or Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the advisor or Sub-Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the advisor's or Sub-Advisor's overall responsibilities with respect to the Trust or other accounts for which such advisor or the Sub-Advisor has investment discretion. The applicable advisor or Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, either advisor, the Sub-Advisor or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the advisors and Sub-Advisor shall determine and the advisors and Sub-Advisor shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

During the most recent fiscal year, no Fund or advisor of a Fund has directed that Fund's brokerage transactions to a broker because of research services provided. During the most recent fiscal year, no Fund has acquired securities of its regular brokers or dealers or of their parents.

Brokerage Commissions

The Fund paid brokerage commissions in the amount of $4,129 and $25,049 for the fiscal years ended June 30, 2019 and June 30, 2020, respectively.

NET ASSET VALUE

The NAV of the Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund's NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Fund's shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the portfolio manager under procedures established by and under the general

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supervision and responsibility of the Board. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates are not issued for Shares.

DTC has advised the Trust as follows: DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) ("Alternext") and FINRA.

Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). DTC agrees with and represents to DTC Participants that it administers its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and

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Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not be entitled to have Shares registered in their names, do not receive or are entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede& Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners are effected as follows. DTC makes available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Alternext.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

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PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares' NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a "Business Day"). The Exchange is open for trading Monday through Friday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund's portfolio as selected by the Advisor ("Fund Securities") and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the "Deposit Amount," an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant shall deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant shall receive the Cash Component.

The Custodian through NSCC (see the section of this SAI entitled "Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units"), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash (i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Purchases of Creation Units principally or in part for cash, if permitted, shall be effected in essentially the same manner as in-kind purchases of Creation Units of the Fund. In the case of a cash purchase, the Authorized Participant must pay the Fund Deposit entirely or in part in cash. The Authorized Participant placing a cash creation order shall be responsible for the Fund's brokerage and other transaction costs associated with using the cash to purchase the Deposit Securities of the Fund, in addition to the creation transaction fee for such Fund.

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Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either: (1) through Continuous Net Settlement System of the NSCC ("Clearing Process"), a clearing agency that is registered with the SEC, by a "Participating Party," (i.e., a broker-dealer or other participant in the Clearing Process); or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled "Additional Information Concerning Shares — Book Entry Only System"). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a "Participant Agreement"); such parties are collectively referred to as "APs" or "Authorized Participants." Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, are entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor processes orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange ("Closing Time") (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail is opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled "Purchase and Redemption of Creation Units—Placement of Creation Orders Using Clearing Process" and "Purchase and Redemption of Creation Units—Placement of Creation Orders Outside Clearing Process."

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled "Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process" and "Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process."

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Placement of Creation Orders Through the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date ("DTC Cut-Off-Time").

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction costs may be borne by Authorized Participants with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled "Purchase and Sale of Creation Units—Creation—Creation Transaction Fee."

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it

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for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust's determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee ("Creation Transaction Fee") of $250 for each creation order which represents the maximum transaction fee. Authorized Participants placing a creation order in whole or in part in cash will also be responsible for the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares' NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to the Fund, the Custodian, through NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities ("Cash Redemption Amount"), less a redemption transaction fee (see the section of this SAI entitled "Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee").

The right of redemption may be suspended or the date of payment postponed: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of the Fund's NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

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Placement of Redemption Orders Through the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either: (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above; or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some

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securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee ("Redemption Transaction Fee") of $250 for each redemption order, which represents the maximum transaction fee.

Authorized Participants will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Cash Creations and Redemptions

The Trust reserves the right to offer a "cash" option for creations or redemptions of all Fund Shares, although it has no current intention of doing so for the Fund. A cash creation would involve the delivery of cash in lieu of some or all Deposit Securities for such creation order. In each instance of such cash creations, Authorized Participants placing creation orders will be responsible for Trust brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Authorized Participants will also be charged the Creation Transaction Fee or Redemption Transaction Fee. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act of 1933, as amended, (the "Securities Act") must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should

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note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DIVIDENDS AND DISTRIBUTIONS

General Policies

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a "regulated investment company" (a "RIC") or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder's account(s), as a shareholder's account(s) may be transferred to the shareholder's state of residence if no activity occurs within the shareholder's account during the "inactivity period" specified in the applicable state's abandoned property laws. Specifically, an incorrect address may cause a shareholder's account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder's account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The shareholder's last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

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ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, an advisor may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund's investment objective and in a manner that is consistent with the applicable advisor's fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some, or all, of an advisor's other client accounts. It is the policy and practice of both advisors not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If an advisor determines that a particular investment is appropriate for more than one client account, the advisor may aggregate securities transactions for those client accounts ("block trades"). To ensure that no client account is disadvantaged as a result of such aggregation, both advisors have adopted policies and procedures to ensure that they do not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the advisor aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts' participation.

It is both advisors general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of an advisor's control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, an advisor may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund's transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund's per share NAV and its subsequent long-term investment return.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR'S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Dividends, Distributions and Taxes." The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as

37

of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund Shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund Shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund Shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify for treatment as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Fund's investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund's failure to satisfy the requirements of Subchapter M, the Advisor will endeavor to manage the Fund's portfolio so that (i) less than 10% of the Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The

38

qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary

39

losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent taxable years. As of June 30, 2020, the Fund had un-expiring short-term and long-term capital loss carryforwards of $1,458,554 and $272,440, respectively.

Taxation of Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the

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exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed "Section 1256 contracts." The Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a "mixed straddle." The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

If the Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other

41

transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while he Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal

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corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Fund may or may not make such an election will be made.

Passive foreign investment companies ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If the Fund owns 10% or more of either the voting power or value of the stock of a controlled foreign corporation (a "CFC"), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder's aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the "all events test" no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions

Distributions paid out of the Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund's Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares acquired at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes,

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the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund Shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Fund Shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund's taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient's basis in its Shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges the shareholder's Fund Shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the Shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the Shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund Shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund Shares within 90 days of having acquired such Shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those Shares, the shareholder subsequently pays a reduced sales charge on a new purchase of Shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's Shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund Shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical Shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased Shares.

If a shareholder receives a capital gain dividend with respect to a Fund Share and such Fund Share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund Share will be treated as a long-term capital loss to the extent of the capital gain dividend.

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Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if the Fund qualifies for the election for any year, it may not make the election for such year. If the Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If the Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds' foreign taxes paid.

Even if the Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements.

If the Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain. The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%.

In general, "qualified dividend income" realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to qualified

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dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

In addition, a noncorporate Fund shareholder generally will be subject to an additional 3.8% tax on its "net investment income," which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund Shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or "FATCA," U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund Shares by Fund shareholders who own their Shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and sales proceeds paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Foreign Shareholders

For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, the Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as "portfolio interest" and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such "exempt" distributions. Even if the Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund Shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign shareholder on the sales of Fund Shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

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Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund Shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in the Fund.

Before investing in the Fund's Shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans

Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund Shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund Shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Recently Enacted Tax Legislation

The full effects of recently enacted tax legislation are not certain and may cause the Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund Shares.

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The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

ERShares Non US Small Cap ETF
c/o Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

GENERAL INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of a Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Fund at the Fund's most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Funds only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

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Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Board may appoint separate Trustees with respect to one or more series or classes of the Trust's shares ("Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class. The Trustees identified in this SAT are Trustees of the overall Trust and not solely Series Trustees of any Fund.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Set forth below is a description of commercial paper ratings used by two major nationally recognized statistical ratings organizations ("NRSROs"), S&P and Moody's. NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. An NRSRO may change, suspend or withdraw its ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

S&P

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Fund.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended June 30, 2020, together with the notes thereto, and the report of BBD, LLP, the Fund's independent registered public accounting firm, are incorporated by reference from the Fund's Annual Report for the fiscal year ended June 30, 2020 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. You can obtain a copy of the Annual Report without charge by calling the Fund at 877-271-8811.

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